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Execution Version

Collaboration and Licence Agreement

Dated27 March 2023

(1)	BicycleTx Limited

(2)	Novartis Pharma AG

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Contents

Page

1Definitions2
2Collaboration Program and Research Activities20
3Collaboration Management26
4Development and Regulatory Matters30
5Commercialisation32
6Grant of Rights33
7Payments; Invoices; Tax; Records36
8Intellectual Property46
9Confidentiality and Non-Disclosure52
10Publicity54
11Representations and Warranties56
12Indemnification61
13Insurance64
14Term and Termination64
15Miscellaneous69

Schedule 1 Targets78

Schedule 2 Research Plan79

Schedule 3 BicycleTx Trademarks and BicycleTx Existing Patents88

Schedule 4 Existing Novartis Patents89

Schedule 5 Approved CDMOs and Third Party Service Providers90

Schedule 6 "Baseball" Arbitration91

Schedule 7 Third Party Code of Novartis93

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Collaboration and Licence Agreement (the "Agreement")

Dated 2023 (the "Effective Date")

Between:

(1)	BicycleTx Limited, a company incorporated in England and Wales with company registration number 11036101 and with a place of business at Blocks A & B, Portway Building Granta Park, Great Abington, Cambridge, United Kingdom, CB21 6GS ("BicycleTx"); and

(2)	Novartis Pharma AG, a company incorporated in Switzerland with a place of business at Lichtstrasse 35, CH-4056, Basel Switzerland ("Novartis").

BicycleTx and Novartis are referred to herein individually as a "Party" and collectively as the "Parties".

Recitals:

(A)	whereas, BicycleTx, a biopharmaceutical company, owns or controls certain intellectual property rights with respect to a proprietary phage display discovery platform and related technology for the identification and optimisation of Bicycles (as defined below) suitable for development and commercialisation as therapeutic and diagnostic products;

(B)	whereas, Novartis, a pharmaceutical company, has expertise in the research and development of pharmaceutical products, and is working to create and develop novel pharmaceutical products;

(C)	whereas, the Parties desire to collaborate to conduct certain Research Activities (as defined below) in the radiopharmaceutical and non-radiopharmaceutical areas to generate Bicycles directed to the Targets (as defined below) and to advance the resulting constructs into further pre-clinical development which may then be developed and commercialised in accordance with the terms of this Agreement as product candidates; and

(D)	whereas, BicycleTx wishes to grant to Novartis, and Novartis wishes to receive, a licence to develop and commercialise products incorporating such Bicycles and resulting constructs in the Territory (as defined below), in each case in accordance with the terms of this Agreement.

Now, therefore, the Parties do hereby agree as follows:

1	Definitions

1.1	"AAA" has the meaning set forth in Clause 15.5.2;

1.2	"Accelerated DC Milestone Payment" has the meaning set forth in Clause 7.3.1;

1.3	"Accounting Standards" means IFRS (International Financial Reporting Standards) as generally and consistently applied throughout the Party's organisation. Each Party shall promptly notify the other in the event that it changes the Accounting Standards pursuant to which its records are maintained, it being understood that each Party may only use internationally recognised accounting principles (e.g., IFRS, US GAAP, etc);

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1.4	"Acquiring Party" has the meaning set forth in Clause 5.3.1;

1.5	"Affiliate" means, with respect to a Person, any entity or person that controls, is controlled by, or is under common control with that Person. For the purpose of this definition, "control" or "controlled" means, direct or indirect, ownership of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors in the case of a corporation or fifty percent (50%) or more of the equity interest in the case of any other type of legal entity; status as a general partner in any partnership; or any other arrangement whereby the entity or person controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity or the ability to cause the direction of the management or policies of a corporation or other entity. The Parties acknowledge that in the case of entities organised under the laws of certain countries where the maximum percentage ownership permitted by law for a foreign investor is less than fifty percent (50%), such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management and policies of such entity;

1.6	"Agreement" has the meaning set forth in the preamble hereto;

1.7	"Alliance Manager" has the meaning set forth in Clause 3.5;

1.8	"Applicable Law" means federal, state, local, national and supra-national laws, statutes, rules, and regulations, including any rules, regulations, guidelines, or other requirements enacted by a government authority, including Regulatory Authorities, major national securities exchanges or major securities listing organisations, that may be in effect from time to time during the Term and applicable to the performance by a Party of its obligations, or exercise of its rights, under this Agreement;

1.9	"Available Target" has the meaning set forth in Clause 2.8.7;

1.10	"Bankruptcy Code" has the meaning set forth in Clause 14.10.1;

1.11	"BCC" means a compound that has been generated or optimised under the Research Activities of the Research Plan consisting of [***];

1.12	"Bicycle" means a monomeric peptide or peptide derivative crosslinked via a central scaffold to form a conformationally constrained structure with more than one cyclic component;

1.13	"BicycleTx" has the meaning set forth in the preamble hereto;

1.14	"BicycleTx Acquisition" has the meaning set forth in Clause 5.3.1;

1.15	"BicycleTx Background IP" means all Intellectual Property that is Controlled by BicycleTx prior to the Effective Date of this Agreement or which comes into BicycleTx's Control during the Term of, but outside the scope of this Agreement, and which is: (i) [***]; (ii) [***] to enable the use of the Intellectual Property in (i) above; or (iii) [***] for the Exploitation of Licensed Compounds and Licensed Products, [***], but, in all cases ((i), (ii) and (iii)), excludes any Collaboration IP. For clarity, the BicycleTx Background IP excludes the Platform IP;

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1.16	"BicycleTx Background Patents" means Patents which Cover BicycleTx Background IP;

1.17	"BicycleTx lndemnitees" has the meaning set forth in Clause 12.1;

1.18	"BicycleTx Linker Patents" means Patents which Cover BicycleTx Linker Technology;

1.19	"BicycleTx Linker Technology" means any Collaboration IP which is [***];

1.20	"BicycleTx Technology" means the BicycleTx Background IP, Development Candidate IP, BicycleTx’s interest in the Joint Collaboration IP and BicycleTx Linker Technology;

1.21	"BicycleTx Trademarks" means the Trademarks listed in Schedule 3;

1.22	"BLA" means a "Biologics License Application", as defined in the FFDCA, as amended, and applicable regulations promulgated thereunder by the FDA and all amendments and supplements thereto filed with the FDA, or the equivalent application filed with any Regulatory Authority, including all documents, data, and other information concerning Licensed Products, which are necessary for gaining Regulatory Approval to market and sell Licensed Product in the relevant jurisdiction;

1.23	"BRC" means a compound that has been generated or optimised under the Research Activities of the Research Plan comprising of [***];
1.24	"BRC Therapeutic Product" means a Therapeutic Product containing a BRC;

1.25	"Business Day" means a day other than a Saturday or Sunday on which banking institutions in London, England, Cambridge, Massachusetts and Basel, Switzerland are open for business;

1.26	"Calendar Quarter" means each successive period of three (3) calendar months commencing on January 1, April 1, July 1 and October 1, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date, and the last Calendar Quarter shall end on the last day of the Term;

1.27	"Calendar Year" means each successive period of twelve (12) calendar months commencing on January l and ending on December 31, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term;

1.28	"CDMO" has the meaning set forth in Clause 2.4.2;

1.29	"Change of Control" means, with respect to a Person, (a) a merger, reorganisation, combination or consolidation of such Person with another Person (other than an Affiliate of that Person) that results in the holders of beneficial ownership of the voting securities or other voting interests of such Person (or, if applicable, the ultimate parent of such

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Person) immediately prior to such merger, reorganisation, combination or consolidation ceasing to hold beneficial ownership of at least fifty percent (50%) of the combined voting power of the surviving entity or the ultimate parent of the surviving entity immediately after such merger, reorganisation, combination or consolidation, (b) a transaction or series of related transactions in which a Person, together with its Affiliates, becomes the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities or other voting interest of such Person, or (c) the sale or other transfer (in one (1) transaction or a series of related transactions) to another Person of all or substantially all of such Person’s assets;

1.30	"Clinical Data" means all information with respect to any Licensed Product that is made, collected, or otherwise generated under or in connection with Clinical Trials, including any data (including raw data), reports, and results with respect thereto;

1.31	"Clinical Trial" means a human clinical study:

1.31.1	in which a Licensed Product is administered to human subjects; and

1.31.2	that is designed to:

(a)	establish that a pharmaceutical product is reasonably safe for continued testing;

(b)	investigate the safety and efficacy of the pharmaceutical product for its intended use, and to define warnings, precautions and adverse reactions that may be associated with the pharmaceutical product in the dosage range to be prescribed;

(c)	support Regulatory Approval of such pharmaceutical product or label expansion of such pharmaceutical product; or
(d)	obtain or maintain marketing approval and for a purpose other than to obtain, support or maintain Regulatory Approval, including any and all post-marketing commitments;

1.32	"Collaboration IP" means all Intellectual Property that is discovered, created, conceived or reduced to practice by or on behalf of either Party or its Affiliates or Sublicensees during the conduct of this Agreement but excluding BicycleTx Background IP and Novartis Background IP;

1.33	"Collaboration Patents" means Patents which Cover Collaboration IP;

1.34	"Collaboration Platform IP" means Collaboration IP which Covers or, with regard to Know-How, is directed to the Platform;

1.35	"Collaboration Platform Patents" means Patents which Cover Collaboration Platform IP;

1.36	"Collaboration Program" means, on a Target-by-Target basis, a collaboration program between the Parties pursuant to which each of the Parties carry out their respective Research Activities in respect of that Target in accordance with the applicable Research Plan;

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1.37	"Combination Therapies" means a Licensed Product that either (i) includes a Licensed Compound and at least [***] or (ii) is indicated for use together with at least [***];

1.38	"Commercialise" means to market, promote, distribute, import, export, offer to sell and/or sell a product and/or conduct other commercialisation, including conducting medical affairs, and "Commercialisation" means commercialisation activities relating to a product, including activities relating to marketing, promoting, distributing, importing, exporting, offering for sale and/or selling a product;

1.39	"Commercially Reasonable Efforts" means, with respect to the efforts to be expended by a Party with respect to any objective under the Agreement, reasonable, diligent, good-faith efforts to accomplish such objective as such Party would normally use to accomplish [***], it being understood and agreed that, with respect to the Manufacture, Development, processing and Commercialisation of a Therapeutic Product, such efforts shall be [***]. It is anticipated that the level of effort may change over time, reflecting changes in the status of a Therapeutic Product;

1.40	"Competing Product" has the meaning set forth in Clause 11.3.1;

1.41	"Confidential Information" means any information provided orally, visually, in writing or other form by or on behalf of one (1) Party (or an Affiliate or representative of such Party) to the other Party (or to an Affiliate or representative of such other Party) in connection with this Agreement, whether prior to, on, or after the Effective Date, including information relating to the terms of this Agreement, the identities of any target of interest, the Targets and their use under this Agreement, or any Licensed Product (including the Regulatory Documentation and regulatory data), any Exploitation of any Licensed Product, any Licensed Compound, any Bicycle, any Know-How with respect thereto developed by or on behalf of the Disclosing Party or its Affiliates, or the scientific, regulatory or business affairs or other activities of either Party;

1.42	"Control" or "Controlled" means, with respect to any Intellectual Property, the possession of the right, whether directly or indirectly, and whether by ownership, licence, covenant not to sue or otherwise (other than by operation of the licences and other grants in Clause 6.1 or Clause 6.2), to grant a licence, sublicense or other right to or under such Intellectual Property, as provided for herein without violating the terms of any agreement or other arrangement with any Third Party;

1.43	"Cover" means, with respect to a particular subject matter at issue and a relevant Patent, that, in the absence of a licence under or ownership of such Patent, the developing, making, using, offering for sale, promoting, selling, exporting, or importing of such subject matter would infringe one or more Valid Claims of such Patent

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(considering any pending claim included in such Patent as if such pending claim were to issue in an issued Patent);

1.44	"Declaration of Development Candidate" has the meaning set forth in Clause 2.2.5;

1.45	"Declined Target" has the meaning set forth in Clause 2.8.1;

1.46	"Develop", "Developing" or "Development" means drug research and development activities, including test method development and stability testing, assay development and audit development, toxicology, formulation, quality assurance/quality control development, technical development, process development, statistical analysis, pre- clinical and clinical studies, packaging development, regulatory affairs, and the preparation, filing and prosecution of NDAs and MAAs;

1.47	"Development Candidate" means a BRC or a Non-BRC (as applicable) selected [***] for Development into a Licensed Product, which has been the subject of a Declaration of Development Candidate;

1.48	"Development Candidate IP" means any Collaboration IP, except for Collaboration Platform IP, BicycleTx Linker Technology and Novartis Linker Technology;
1.49	"Development Candidate Patent" means Patents which Cover Development Candidate IP;

1.50	"Development Milestone Event" has the meaning set forth in Clause 7.3.1;

1.51	"Development Milestone Payment" has the meaning set forth in Clause 7.3.1;

1.52	"Diagnostic Product" means a Licensed Product for diagnostic (and not therapeutic) use;

1.53	"Diagnostic Product Royalty Payment" has the meaning set forth in Clause 7.6.1;

1.54	"Diagnostic Product Royalty Term" has the meaning set forth in Clause 7.6.2;

1.55	"Diagnostic Product Sublicence Fee" has the meaning set forth in Clause 7.6.3;

1.56	"Disparaging Against" means, with respect to an issued or pending Patent, any statement or position that could reasonably be raised in a suit or other proceeding concerning the patentability, validity or enforceability of such Patent;

1.57	"Dispute" has the meaning set forth in Clause 15.5;

1.58	"Divestiture" means, with respect to a Competing Product: (a) the divestiture of such Competing Product through: (i) an outright sale or assignment of all material rights in such Competing Product to a Third Party; (ii) an exclusive out-licence to a Third Party of all development, manufacture, and commercialisation rights of the Competing Product, with no further role, influence, or authority of the applicable Party, directly or indirectly, of such Competing Product; or (iii) a combination of the transactions contemplated by the foregoing clauses (i) and (ii); or (b) the cessation of all Development, Manufacture and Commercialisation activities of such Competing Product (subject, if applicable, to applicable wind-down activities and applicable requirements of Applicable Law). For clarity the right of the applicable Party to receive royalties, milestones, or other payments; or the obligation on the applicable Third Party to use

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diligence efforts or provide reports in relation to such diligence efforts and payments, in each case in connection with an acquirer’s, assignee’s, or licensee’s Development, Manufacture, or Commercialisation of a Competing Product pursuant to subsection (a) above shall not, be deemed to disqualify the applicable sale, assignment, or license from constituting a Divestiture. When used as a verb, "Divest" and "Divested" mean to cause or have caused a Divestiture;

1.59	"Dollars" or "$" means United States Dollars;

1.60	"Drug Approval Application" means an NDA or BLA, or any corresponding foreign application in the Territory, including, with respect to the European Union, a Marketing Authorisation Application (a "MAA") filed with the EMA or with the applicable Regulatory Authority of a country in Europe with respect to the mutual recognition or any other national approval procedure;

1.61	"Effective Date" has the meaning set forth in the preamble;

1.62	"EMA" means the European Medicines Agency and any successor agency(ies) or authority having substantially the same function;

1.63	"European Major Market" means each of the [***];

1.64	[***];

1.65	"Exclusivity Obligations" has the meaning set forth in Clause 11.3.1;

1.66	"Existing BicycleTx Patents" has the meaning set forth in Clause 11.2.1;

1.67	"Existing Novartis Patents" has the meaning set forth in Clause 11.4.1;

1.68	"Exploit" or "Exploitation" means to make, have made, import, export, use, have used, sell, have sold, or offer for sale, including to Develop, Commercialise, register, Manufacture, have Manufactured, hold, or keep (whether for disposal or otherwise), or otherwise dispose of;

1.69	"Extended Research Term" has the meaning set forth in Clause 2.3.2;

1.70	"FDA" means the United States Food and Drug Administration and any successor agency(ies) or authority having substantially the same function;

1.71	"FFDCA" means the United States Federal Food, Drug, and Cosmetic Act, 21

U.S.C. § 301 et seq., as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions, and modifications thereto);

1.72	"Field" means all human therapeutic and diagnostic uses;

1.73	"First Commercial Sale" means, with respect to a Licensed Product, and a country, the first sale of such Licensed Product by Novartis or an Affiliate, or a Sublicensee, to a

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Third Party or governmental authority in a country following Regulatory Approval of such Licensed Product in that country. Sales or transfers of Licensed Product prior to Regulatory Approval for research or Development, including proof of concept studies or other clinical trial purposes, or for compassionate or similar use, shall not be considered a First Commercial Sale;

1.74	"Force Majeure" has the meaning set forth in Clause 15.1;

1.75	"FPFD" means, with respect to a Licensed Product and a Clinical Trial, the first dosing of the first patient with such Licensed Product in such Clinical Trial;

1.76	"FTE" means a full-time employee, or in the case of less than a full-time employee, a full-time equivalent employee year, carried out by an appropriately qualified employee of a Party or its Affiliates, based on [***]. For clarity, indirect personnel (including support functions such as managerial, financial, legal or business development) shall not constitute FTEs;

1.77	"Gatekeeper" means an independent Third Party law firm that is agreed between the Parties and engaged pursuant to a written agreement between that independent Third Party law firm and each of the Parties;

1.78	"Generic Equivalent" means, with respect to a Licensed Product any pharmaceutical product that:
1.78.1	has received Regulatory Approval for the same Indication as the Therapeutic Product as a "generic drug", "generic medicinal product", "bioequivalent" or similar designation of interchangeability by the applicable Regulatory Authority with that Therapeutic Product; or

1.78.2	has the same [***] as the Therapeutic Product for which a Therapeutic Product Royalty Payment is due pursuant to Clause 7.5.1;

1.79	"Hit Bicycle" has the meaning set forth in Clause 2.2.2;

1.80	"IND" means an application filed with a Regulatory Authority for authorisation to commence Clinical Trials, including:

1.80.1	an Investigational New Drug Application as defined in the FFDCA or any successor application or procedure filed with the FDA;
1.80.2	any equivalent thereof in other countries or regulatory jurisdictions, (e.g., a Clinical Trial Application in the European Union); and

1.80.3	all supplements, amendments, variations, extensions and renewals thereof that may be filed with respect to the foregoing;

1.81	"Indemnification Claim Notice" has the meaning set forth in Clause 12.3.2;

1.82	"Indemnified Party" has the meaning set forth in Clause 12.3.2;

1.83	"Indication" means with respect to a Licensed Product, [***].

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[***]. For clarity, [***].

1.83.1	[***];

1.83.2	[***];

1.83.3	[***];

1.84	"Initial Research Term" has the meaning set forth in Clause 2.3.1;

1.85	"Insolvency Event" means, in relation to either Party, any of the following: (a) that Party becomes Insolvent; (b) that Party shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganisation or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or Insolvent, or seeking reorganisation, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any such Party shall make a general assignment for the benefit of its creditors; (c) there shall be commenced against such Party any case, proceeding or other action of a nature referred to in clause (b) above that (I) results in the entry of an order for relief or any such adjudication or appointment or (II) remains undismissed, undischarged or unbonded for a period of [***]; (d) there shall be commenced against such Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within [***] from the entry thereof; or (e) such Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clauses (b), (c) or (d) above;

1.86	"Insolvent" means, in relation to either Party, that: (a) the sum of such Party’s debts is greater than the value of such Party’s total assets, at a fair valuation; (b) such Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or (c) such Party has unreasonably small capital in which to operate its business;

1.87	"Intellectual Property" means Patents, rights to Inventions, copyright and related rights, trade marks, trade names and domain names, rights in get-up, goodwill and the

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right to sue for passing off, unfair competition rights, rights in designs, rights in computer software, database rights, topography rights, rights in confidential information (including Know-How and trade secrets) and all other intellectual property rights, in each case whether registered or unregistered and including all applications and rights to apply for and be granted, renewals or extensions of, and rights to claim priority from, such rights and all similar or equivalent rights or forms of protection which subsist or will subsist now or in the future in any part of the world;

1.88	"Invention" means any invention, process, method, utility, formulation, composition of matter, article of manufacture, material, creation, discovery, development, or finding, or any improvement thereto, whether or not patentable;

1.89	"Invoice" means an invoice substantially in the form of Exhibit A hereto;

1.90	[***];

1.91	"Joint Collaboration IP" means Collaboration IP which is a Joint Invention;

1.92	"Joint Inventions" has the meaning set forth in Clause 8.1;

1.93	"JPC" has the meaning set forth in Clause 3.8.1;

1.94	"JSC" has the meaning set forth in Clause 3.1.1;

1.95	"Know-How" means all commercial, technical, scientific, and other know-how and information, Inventions, discoveries, trade secrets, knowledge, technology, methods, processes, practices, formulae, amino acid sequences, nucleotide sequences, instructions, skills, techniques, procedures, ideas, designs, drawings, computer programs, specifications, data and results including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, preclinical, clinical, safety, manufacturing and quality control data (including regulatory data, study designs, and protocols), reagents and materials (including assays and compounds) in all cases, whether or not confidential, proprietary, or patentable, in written, electronic, or any other form now known or hereafter developed, but expressly excluding all Patents;

1.96	[***];

1.97	"Licensed Compound" means, on a Target-by-Target basis, (a) a compound, [***] directed to that Target and has been generated or optimised in the course of a Collaboration Program and meets the [***]; or (b) [***];

1.98	"Licensed Product" means any compound or product that comprises or incorporates a Licensed Compound;

1.99	"Linker Technology" means compounds enabling linking of target binding molecules to a conjugate group, such as a chelating agent comprising a radionuclide or a toxin;

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1.100	"Loss of Market Exclusivity" means, [***];

1.101	"Losses" has the meaning set forth in Clause 12.1;

1.102	"MAA" has the meaning set forth in Clause 1.60;

1.103	"Major Market" means each of the [***];

1.104	"Manufacture", "Manufactured" and "Manufacturing" means, with respect to a compound or product, activities directed to the sourcing and purchasing of materials, producing, manufacturing, processing, compounding, filling, finishing, packing, packaging, labelling, leafleting, quality assurance, quality control testing and release, shipping, storage, and sample retention of such compound or product;

1.105	"Materials" has the meaning set forth in Clause 2.5.1;

1.106	[***];

1.107	"NDA" means a "New Drug Application", as defined in the FFDCA, as amended, and applicable regulations promulgated thereunder by the FDA and all amendments and supplements thereto filed with the FDA, or the equivalent application filed with any Regulatory Authority, including all documents, data, and other information concerning Licensed Products, which are necessary for gaining Regulatory Approval to market and sell Licensed Product in the relevant jurisdiction;

1.108	"Net Sales" means the net sales recorded by Novartis or any of its Affiliates or (subject to 1.106.10), Sublicensees for any Licensed Product sold to Third Parties other than Sublicensees [***]. The deductions [***] to calculate the recorded net sales from gross sales are as follows:

1.108.1	[***];

1.108.2	[***];

1.108.3	[***];

1.108.4	[***];

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1.108.5	[***];

1.108.6	[***]; and

1.108.7	[***].

With respect to the calculation of Net Sales:

1.108.8	[***];
1.108.9	[***];

1.108.10[***];

1.108.11[***]; and

1.108.12[***].

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1.109	"Nominated Target" means each target for which Novartis provides a Nomination Notice to BicycleTx;

1.110	"Nomination Notice" a written notice by Novartis of its nomination of a target to substitute the Declined Target with pursuant to Clause 2.8;

1.111	"Non-BRC" means a compound comprising of one or more Bicycles that bind to a Target and does not include, or is not intended to include, a radionuclide;
1.112	"Non-BRC Therapeutic Product" means a Therapeutic Product that comprises a Non- BRC;

1.113	"Novartis" has the meaning set forth in the preamble hereto;

1.114	"Novartis Background IP" means all Intellectual Property that is Controlled by Novartis prior to the Effective Date of this Agreement or which come into Novartis’ Control during the Term of, but outside the scope of this Agreement, and which is either:

(i) [***]; or (ii) is [***] to enable the use of the Intellectual Property in (i) above, but, in both cases ((i) and (ii)), excludes any Collaboration IP;

1.115	"Novartis Background Patents" means Patents which Cover Novartis Background IP;

1.116	"Novartis Indemnitees" has the meaning set forth in Clause 12.2;

1.117	"Novartis In-Licence Agreement" has the meaning set forth in Clause 7.5.3(c);

1.118	"Novartis Linker Know-How" means any Intellectual Property Controlled by Novartis that relates to Linker Technology;

1.119	"Novartis Linker Patents" means Patents which Cover Novartis Linker Technology;

1.120	"Novartis Linker Technology" has the meaning set forth in Clause 8.2.2(a);

1.121	"Novartis Sole Assigned IP" has the meaning set forth in Clause 8.3.2;

1.122	[***];

1.123	[***];

1.124	"Party" and "Parties" has the meaning set forth in the preamble hereto;

1.125	"Patent Challenge" means any challenge anywhere in the world to the validity or enforceability of a Patent by commencing any opposition proceeding, post-grant review, inter-partes review, or declaratory action, or any foreign equivalent thereof, in any court, arbitration proceeding, or other tribunal, including the United States Patent and Trademark Office and any foreign counterpart thereof;

1.126	"Patent Term Extension" means any patent term extension in any part of the world including extensions granted under the US Drug Price Competition, Patent Term

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Restoration Act 1984, Best Pharmaceuticals for Children Act 2002, Food and Administration Safety and Innovation Act 2012, Regulation (EC) No 1901/2006, and the EC Supplementary Protection Certificate Regulation (Council Regulation) (EEC No. 1768/92) and any legislation amending, replacing or implementing the foregoing;

1.127	"Patents" means (a) all national, regional and international patents and patent applications, including provisional patent applications, (b) all patents and patent applications claiming priority to any of the foregoing in (a), including divisionals, continuations, continuations-in-part, converted provisionals and continued prosecution applications, (c) any and all patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents and design patents and certificates of invention, (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and Patent Term Extensions of the foregoing patents or patent applications ((a), (b) and (c)), and (e) any similar rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents;

1.128	"Person" means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organisation, including a government or political subdivision, department or agency of a government;

1.129	"Phase 0 Clinical Trial" means an exploratory, first-in-human trial conducted in accordance with the FDA 2006 Guidance on Exploratory Investigational New Drug Studies (or the equivalent in any country or other jurisdiction outside of the United States) and designed to expedite the development of therapeutic or imaging agents by establishing very early on whether the agent behaves in human subjects as was anticipated from pre-clinical studies;

1.130	"Phase I Clinical Trial" means a Clinical Trial in any country that would satisfy the requirements of 21 C.F.R. § 312.21(a) or any of its foreign equivalents. For clarity, a Phase 0 Clinical Trial shall not be considered a Phase I Clinical Trial;

1.131	"Phase Ib Clinical Trial" means a Clinical Trial in any country that would satisfy the requirements of 21 C.F.R. § 312.21(a) or any of its foreign equivalents, and is conducted after an initial Phase I Clinical Trial, prior to the commencement of a Phase II Clinical Trial or Pivotal Clinical Trial;

1.132	"Phase II Clinical Trial" means a Clinical Trial in any country that would satisfy the requirements of 21 C.F.R. § 312.21(b) or any of its foreign equivalents. For clarity, a Phase Ib Clinical Trial in oncology patients shall not be considered a Phase II Clinical Trial;

1.133	"Pivotal Clinical Trial" means either (a) a Clinical Trial the principal purpose of which is to demonstrate clinically and statistically the efficacy and safety of a Licensed Product for one or more Indications in order to obtain Regulatory Approval of such Licensed Product for such Indication(s), as further defined in 21 C.F.R. §312.21 or any of its foreign equivalents or (b) a Clinical Trial of a Licensed Product on a sufficient number of subjects that, satisfies both of the following ((i) and (ii)): (i) such trial is designed to

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establish that such Licensed Product has an acceptable safety and efficacy profile for its intended use, and to determine warnings, precautions, and adverse reactions that are associated with such Licensed Product in the dosage range to be prescribed, which trial is intended to support Regulatory Approval of such Licensed Product; and (ii) such trial is a registration trial sufficient to support the filing of a Drug Approval Application for such Licensed Product in a Major Market, as evidenced by (A) an agreement with or statement from the FDA or the EMA on a 'Special Protocol Assessment' or equivalent, or

(B) other guidance or minutes issued by the FDA or EMA, for such registration trial;

1.134	"Platform" means (a) [***], (b) [***], and (c) any improvements or enhancements to (a) – (b);

1.135	"Platform IP" means all Intellectual Property rights that are Controlled by BicycleTx or any of its Affiliates on the Effective Date or during the Term that claim, Cover or specifically relate to the Platform;

1.136	"Product Labelling" means, with respect to a Licensed Product in a country or other jurisdiction in the Territory:

1.136.1	the Regulatory Authority-approved full prescribing information for such Licensed Product for such country or other jurisdiction, including any required patient information, and

1.136.2	all labels and other written, printed, or graphic matter upon a container, wrapper, or any package insert utilised with or for such Licensed Product in such country or other jurisdiction;

1.137	"Product Trademarks" means the Trademark(s) to be used by Novartis or its Affiliates or its or their respective Sublicensees for the Development or Commercialisation of Licensed Products in the Territory and any registrations thereof or any pending applications relating thereto in the Territory (excluding, in any event, any trademarks, service marks, names or logos that include any corporate name or logo of the Parties or their Affiliates);

1.138	[***];

1.139	"Publications" has the meaning set forth in Clause 10.3;

1.140	"Regulatory Approval" means, with respect to a country or other jurisdiction in the Territory, all approvals (including Drug Approval Applications), licences, registrations, or authorisations of any Regulatory Authority necessary to Commercialise a Licensed Product in such country or other jurisdiction, and including pricing or reimbursement approval in such country or other jurisdiction solely where such pricing and reimbursement approval is legally required for the sale of such Licensed Product;

1.141	"Regulatory Authority" means any applicable supra-national, federal, national, regional, state, provincial, or local governmental or regulatory authority, agency, department, bureau, commission, council, or other entities (e.g., the FDA and EMA)

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regulating or otherwise exercising authority with respect to activities contemplated in this Agreement, including the Exploitation of the Licensed Products in the Territory;

1.142	"Regulatory Documentation" means all (a) applications (including all INDs and Drug Approval Applications), registrations, licences, authorisations, and approvals (including Regulatory Approvals), (b) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all regulatory drug lists, advertising and promotion documents, adverse event files, and complaint files, and (c) Clinical Data and data contained or relied upon in any of the foregoing, and (d) Product Labelling in each case ((a), (b), (c) and (d)) to the extent relating to a Licensed Product;

1.143	"Regulatory Filing" means any and all submissions, non-administrative correspondence, notifications, registrations, licenses, authorisations, including marketing authorisation, applications and other filings with any governmental authority with respect to the research, clinical investigation, development, manufacture, distribution, pricing, reimbursement, marketing or sale of a compound or product, including all INDs, and amendments thereto, investigator brochures, NDAs or MAAs, correspondence with regulatory agencies, periodic safety update reports, adverse event/serious adverse event files, complaint files, inspection reports and manufacturing records, in each case together with all supporting documents (including documents that include Clinical Data);

1.144	"Research Activities" means, with respect to each Party, the research activities allocated to that Party as set out in the applicable Research Plan;

1.145	"Research Activities Commencement Date" means, on a Collaboration Program-by- Collaboration Program basis: (i) in respect of the initial Targets listed in Schedule 1, [***]; and (ii) in respect of a Substitute Target, [***];

1.146	"Research Plan" means (i) in relation to BRC, the mutually agreed research plan between the Parties attached as Schedule 2 to this Agreement, or (ii) in relation to Non- BRC, any other research plan agreed to in writing by the JSC for a Non-BRC, or (iii) in relation to a Substitute Target (for either BRC or Non-BRC) any other research plan agreed to in writing by the JSC;

1.147	"Research Term" means, in respect of each Collaboration Program the Initial Research Term and any Extended Research Term, as applicable;

1.148	"Royalty Bearing Patents" means (i) [***] and (ii) [***];

1.149	"Royalty Payment" means a Therapeutic Product Royalty Payment or a Diagnostic Product Royalty Payment, as applicable;

1.150	"Sales Milestone Event" has the meaning set forth in Clause 7.4.1;

1.151	"Sales Milestone Payment" has the meaning set forth in Clause 7.4.1;

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1.152	"Senior Officer" means, with respect to BicycleTx, its [***] or his/her designee, and with respect to Novartis, [***], or his/her designee;

1.153	"Separate" or "Separated" means, with respect to a Competing Product, to separate the research, development, manufacture, medical affairs and commercialisation activities relating to such Competing Product from the Development, Manufacture, and Commercialisation activities with respect to the applicable Licensed Compound and Licensed Product under this Agreement, including by ensuring that: (a) [***]; and (b) [***];

1.154	"Sole Inventions" has the meaning set forth in Clause 8.1;

1.155	[***];

1.156	"Strategic Patent Market" means [***];

1.157	"Sublicence Income" means any payments or other value that Novartis or an Affiliate receives from a Sublicensee, in consideration for the granting of licence rights and/or granting of an option for the granting of licensed rights to the BicycleTx Technology to Develop, Manufacture, make, have made, use, import, export, offer for sale, sell, Commercialise, or otherwise Exploit Diagnostic Products. The aforementioned payment or other value could include [***], but excluding payments or other value specifically committed to [***];

1.158	"Sublicensee" means a Person (other than a Third Party Service Provider, a distributor or wholesaler) that is granted a sublicence by Novartis under the grants in Clause 6.1;

1.159	"Substitute Target" means each Nominated Target that becomes a Target by virtue of substitution pursuant to Clause 2.8;

1.160	"Target" means each of the targets set forth in Schedule 1, as applicable, and any Substitute Target, as applicable;

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1.161	"Target Availability Notice" means a notice in writing, from BicycleTx or the Gatekeeper (as applicable) notifying Novartis whether a Nominated Target is an Unavailable Target or an Available Target;

1.162	[***];

1.163	"Term" has the meaning set forth in Clause 14.1;

1.164	"Terminated Asset" means, on a Target-by-Target basis, with respect to a Collaboration Program that is terminated by [***] under Clause 14 each Licensed Compound, Development Candidate and Licensed Product, as applicable, directed to the Terminated Target that is the subject of such Collaboration Program;

1.165	"Terminated Target" means a Target that is the subject of a Collaboration Program that has been terminated for any reason pursuant to Clause 14 or is a Declined Target that has been substituted pursuant to Clause 2.8;

1.166	"Territory" means the entire world;

1.167	"Therapeutic Product" means, a Licensed Compound or Licensed Product (as applicable) for therapeutic, including prophylactic, (and not diagnostic) use in one or more Indications;

1.168	"Therapeutic Product Royalty Payments" has the meaning set forth in Clause 7.5.1;

1.169	"Therapeutic Product Royalty Term" has the meaning set forth in Clause 7.5.2;

1.170	"Third Party" means any Person other than BicycleTx, Novartis and their respective Affiliates;
1.171	"Third Party Acquisition" has the meaning set forth in Clause 5.3.1;

1.172	"Third Party Claims" has the meaning set forth in Clause 12.1;

1.173	"Third Party Infringement" has the meaning set forth in Clause 8.5.1;

1.174	"Third Party Service Provider" has the meaning set forth in Clause 6.6;

1.175	"Trademark" means any word, name, symbol, colour, scent, design, designation or device or any combination thereof that functions as a source identifier, including any trademark, trade dress, brand mark, service mark, trade name, brand name, logo, business symbol or domain name, whether or not registered;

1.176	"Unavailable Target(s)" means any target that, as of the time Novartis provides a Nomination Notice with respect thereto, is not available for substitution pursuant to Clause 2.8 because such target is: (a) the subject of an agreement with a Third Party granting a licence, whether exclusive or non-exclusive, or other rights with respect to Bicycles or related constructs or products intended for use against [***],

(b) the subject of [***] or [***], or (c) [***];

1.177	"Unavailable Target List" has the meaning set forth in 2.8.3;

1.178	"United States" or "U.S.A." means the United States of America and its territories and possessions (including the District of Columbia and Puerto Rico); and

1.179	"Valid Claim" means, in any jurisdiction in the Territory, (a) any claim of any Patent

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which has granted and whose validity, enforceability, or patentability has not been or not yet been affected by any of the following: (i) irretrievable lapse, abandonment, revocation, dedication to the public, or disclaimer; or (ii) a holding, finding, or decision of invalidity, unenforceability, or non-patentability by a court, governmental agency, national or regional patent office, or other appropriate body that has competent jurisdiction, such holding, finding, or decision being final and unappealable or unappealed within the time allowed for appeal, or (b) a claim of a pending patent application within a Patent, which has not been pending for more than [***] after the date of filing of the first non-provisional patent application in the country or region of such patent application, and which has not been abandoned or finally disallowed without the possibility of appeal or re-filing of the application.

2	Collaboration Program and Research Activities

2.1	Research Plan

2.1.1	During the Research Term, for each Collaboration Program, each Party will use Commercially Reasonable Efforts to complete the Research Activities allocated to that Party as set out in the Research Plan for the purpose of developing Licensed Compounds and/or Licensed Products in respect of each Target for use in the Field at [***], including, with respect to BicycleTx, its obligations under Clause 2.4.

2.1.2	Without limiting the foregoing, during the Research Term BicycleTx shall provide, for the performance of its Research Activities, sufficient numbers of FTEs per Collaboration Program as are [***] to conduct its Research Activities under the Research Plan and in no event will BicycleTx apply [***], in each case in relation to the relevant Collaboration Program.

2.1.3	During the Research Term, the Parties may amend the Research Plan in accordance with Clause 3.1.2(a).

2.1.4	[***] in the conduct of the Research Activities by BicycleTx without [***]. Further, Novartis shall not disclose to BicycleTx (in the

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JSC or otherwise) any Confidential Information relating to [***].

2.1.5	Notwithstanding what is set forth in the Research Plan at any given time, all Research Activities that the Parties agree to conduct under this Agreement that are reflected in the written minutes of the JSC will be deemed to have been agreed and incorporated into the Research Plan.

2.2	Research Diligence Efforts and Reporting

2.2.1	The Parties shall perform the Research Activities in good scientific manner, in accordance with the terms of this Agreement, and in compliance with all Applicable Law.

2.2.2	As part of the Research Plan BicycleTx's shall, subject to and in accordance with its obligation to use Commercially Reasonable Efforts with regard to its allocated Research Activities pursuant to Clause 2.1.1, discover Bicycles that bind to the applicable Target (each, a "Hit Bicycle"). BicycleTx shall perform a validation screen of the identified Hit Bicycles evaluating such Hit Bicycles against the [***].

2.2.3	From the date that [***], the Parties shall, subject to and in accordance with, its obligation to use Commercially Reasonable Efforts with regard to its allocated Research Activities pursuant to Clause 2.1.1, produce BRCs or Non-BRCs (as applicable) that meet the [***].

2.2.4	With respect to each Target, Novartis may initiate research activities in respect of a Non-BRC as a Licensed Product no earlier than the date that is on or after the [***] of the Research Activities Commencement Date for that Target. Novartis shall as soon as reasonably practicable notify BicycleTx in writing that it is initiating research activities in respect of a Non-BRC and shall provide to the JSC a draft Research Plan for such Collaboration Program for a Non-BRC and the Research Plan shall be agreed by the JSC.

2.2.5	Novartis shall notify BicycleTx in writing of its intent to proceed with the Development of a BRC or Non-BRC (as applicable) within [***] following such decision by Novartis and shall identify the Development Candidate in the notice to BicycleTx (such notice being a "Declaration of Development Candidate").

2.2.6	At each regularly scheduled JSC meeting during the performance of the Research Plan, the Parties shall provide the JSC with a report detailing its Research Activities that have been undertaken since the previous JSC meeting, and the results of such Research Activities. The Parties shall discuss the annual effort, status, progress, and results of such Research Activities at such JSC meetings. During the Research Term, each Party shall deliver to the other Party

(i) through the JSC, a summary of all relevant results and data arising from its Research Activities and (ii) through a joint research committee that has been

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appointed, a full copy of all relevant results of data arising from the Research Activities.

2.3	Research Term

2.3.1	Subject to Clause 2.3.2, each Collaboration Program shall commence on the Research Activities Commencement Date and shall expire on the earlier of:

(a)	the date that is [***] after the Research Activities Commencement Date; and
(b)a Declaration of Development Candidate by Novartis, (the "Initial Research Term").
2.3.2	The Initial Research Term in respect of each Collaboration Program (including with respect to a Collaboration Program comprising of a Substitute Target) may be extended:

(a)by a period of time agreed in writing between the Parties; or

(b)	by [***] on [***], such written notice to be provided not less than [***] prior to the [***] of the Research Activities Commencement Date for that Collaboration Program,

(in each case the "Extended Research Term").

2.4	Supply of Bicycles

2.4.1	During the Research Term, as a Research Activity in accordance with the terms of the Research Plan, BicycleTx shall supply Bicycles to be used by either Party in the Collaboration Programs for those purposes as explicitly set out in the Research Plan.

2.4.2	BicycleTx shall be permitted to use contract development and manufacturing organisations ("CDMO") for the purpose of its manufacturing pursuant to Clause 2.4.1, provided such CDMO is either: (a) listed in Schedule 5 of this Agreement or (b) [***].

2.4.3	Notwithstanding the terms of the Research Plan, and subject to Clause 2.7, Novartis shall not modify; reverse engineer; use in human subjects; use in any GLP toxicity study; or make available to any Third Party (other than a Third Party Service Provider) any Bicycles or other materials provided by or on behalf of BicycleTx to Novartis during the Research Term.

2.4.4	Following a Declaration of a Development Candidate by Novartis, unless agreed otherwise, on Target-by-Target basis, Novartis will be responsible for manufacturing (or arranging to have manufactured) Bicycles for further assessment and to enable an IND with the relevant Regulatory Authority.

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2.5	Materials

2.5.1	To facilitate the conduct of the Collaboration Program(s) or the performance of other activities under this Agreement, either Party may provide to the other Party certain biological materials or chemical compounds controlled by the supplying Party for use by the other Party (such materials or compounds and any progeny and derivatives thereof, collectively, the "Materials"). All such Materials (excluding Licensed Compounds) shall remain the sole property of the supplying Party, shall be used only in the fulfilment of obligations or exercise of rights under and in accordance with this Agreement subject to any limitations specified in writing by the supplying Party in connection with such provision and solely under the control of the receiving Party, shall not be used or delivered to or for the benefit of any Third Party (including any Third Party to which the non-supplying Party has granted a sublicense hereunder but other than a Third Party Service Provider or CDMO) without the prior written consent of the supplying Party (such consent not to be unreasonably withheld, conditioned, or delayed) and shall not be used in research or testing involving human subjects, unless expressly agreed. Without limiting the foregoing, neither Party shall reverse engineer, disassemble, compile or determine the composition or sequence of any Materials provided to such Party hereunder.

2.5.2	Except as otherwise set forth in this Agreement, THE MATERIALS ARE PROVIDED "AS IS" AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE MATERIALS WILL NOT INFRINGE OR VIOLATE ANY PATENT RIGHT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY.

2.5.3	Upon the termination or expiry of this Agreement, at the request and direction of the supplying Party, the other Party shall promptly return or destroy the Materials that were provided to that Party by or on behalf of the supplying Party.

2.6	Technology Transfer and Assistance

2.6.1	During the Research Term, prior to [***], on a Target by Target basis, BicycleTx shall provide Novartis with the technical information, as more particularly set forth in the relevant Research Plan, required to perform its Research Activities under the Research Plan and, [***].

2.6.2	After [***], BicycleTx shall promptly (but in no event later than [***] thereafter) transfer to Novartis in such form as maintained by BicycleTx in the ordinary course of

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business, a copy of BicycleTx Background IP and Collaboration IP (excluding any Collaboration Platform IP) [***] that [***] the Development of the applicable Development Candidate as a Licensed Product under that Collaboration Program.

2.6.3	From time to time, following the completion of the technology transfer pursuant to Clause 2.6.2, Novartis may reasonably request assistance and cooperation from BicycleTx in connection with the Licensed Compounds or Licensed Products, including [***] in the Development of the Licensed Compound and Licensed Products and including [***] in the Development of the Licensed Compounds or Licensed Products, including for the purpose of [***].

2.6.4	BicycleTx will provide up to an aggregate of [***] of work relating to any assistance and cooperation contemplated by this Clause 2.6 [***], above which BicycleTx shall be [***]: BicycleTx may Invoice Novartis for all reasonable internal costs which relate to any such work that exceeds such [***] cap at a rate of [***] per FTE and the reasonable documented out-of-pocket costs, in each case, incurred by BicycleTx to provide such requested assistance or cooperation and Novartis shall pay all such undisputed Invoices within [***] of the date of its receipt of such Invoice. The Parties agree that the scope of BicycleTx’s assistance and cooperation and the associated costs will be discussed and agreed by the Parties prior to BicycleTx’s provision thereof.

2.7	Change of Control of BicycleTx

In the event that BicycleTx undergoes a Change of Control where it is acquired by a Third Party, BicycleTx shall notify Novartis of such Change of Control within [***] after the effective date of the Change of Control transaction. In the event that such Change of Control occurs after the [***] has been achieved for a Target, Novartis may, upon written notice to BicycleTx and, notwithstanding Clause 6.1.5, [***] and if Novartis does so then [***]. The Parties agree that the exercise by Novartis of its rights under this Clause 2.7 shall not affect the other terms of this Agreement which shall remain in full force and effect, including Clauses 6 (in particular Clause 6.1.6) and Clause 7.

2.8	Target Substitution Right

2.8.1	If, during the [***] after the Research Activities Commencement Date for the relevant Collaboration Program in respect of those Targets listed in Schedule 1, [***], BicycleTx notifies Novartis in writing either: (a) [***], or (b) that [***], in respect of [***] (a "Declined Target"), Novartis will have a right, subject to Clause 2.8.2 per Declined Target, to submit a Nomination Notice either to BicycleTx or to the Gatekeeper.

2.8.2	The Parties agree that there shall be no substitution right in accordance with this Clause 2.8 with regard to any Substitute Target.
2.8.3	Where Novartis elects to submit the Nomination Notice to BicycleTx, promptly, and no later than [***] after BicycleTx’s receipt of the Nomination Notice, BicycleTx shall issue Novartis with a Target Availability Notice in relation to the relevant Nominated Target.

2.8.4	Where Novartis elects to submit the Nomination Notice to the Gatekeeper, promptly, and no later than [***] after the Gatekeeper’s receipt of the Nomination Notice, the Gatekeeper shall notify BicycleTx in writing that

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Novartis has submitted a Nomination Notice and the date of the Gatekeeper’s receipt, and BicycleTx shall, promptly, and in any event no later than [***] after the Gatekeeper’s notice, provide the Gatekeeper in writing with a list of Unavailable Targets (the "Unavailable Target List"). Promptly, and in any event no later than [***] after the Gatekeeper’s receipt of the updated Unavailable Target List, the Gatekeeper shall issue Novartis with a Target Availability Notice in relation to the relevant Nominated Target.

2.8.5	If BicycleTx or the Gatekeeper (as applicable) notifies Novartis that the Nominated Target is an Unavailable Target and [***], Novartis shall notify BicycleTx [***] of receipt of such notification. The Parties shall discuss in good faith and [***].

2.8.6	If the Nominated Target is an Unavailable Target: (i) that Nominated Target shall not become a Target; (ii) the Parties shall not enter into a Research Plan in respect of that Nominated Target; and (iii) [***].

2.8.7	If the Nominated Target is not an Unavailable Target (an "Available Target") then:

(a)	where Clause 2.8.3 applies, BicycleTx shall promptly notify Novartis that the Nominated Target is an Available Target; and

(b)	where Clause 2.8.4 applies, the Gatekeeper shall, simultaneously with the Target Availability Notice, identify the Nominated Target to BicycleTx and notify BicycleTx that the Nominated Target is an Available Target and BicycleTx shall promptly notify Novartis that the Nominated Target is an Available Target.

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In each case, the Nominated Target shall become a Target [***] and the Parties shall through the JSC negotiate and mutually agree upon a Research Plan for such Target within [***] of such Target Availability Notice. The Declined Target shall no longer be a Target [***] and the terms of this Agreement shall therefore no longer apply with regard to that Declined Target.

3	Collaboration Management

3.1	Joint Steering Committee

3.1.1	Formation

Within [***] after the Effective Date, the Parties shall establish a joint steering committee (the "JSC"). The JSC shall consist of [***] representatives from each of the Parties (a "JSC Member"). Each JSC Member shall have the requisite experience and seniority to enable such person to make decisions on behalf of the applicable Party with respect to the issues falling within the decision-making authority of the JSC. From time to time, each Party may substitute [***] or more of its JSC Members on written notice to the other Party. Each Party shall select from its JSC Members a representative who will chair the JSC jointly with the selected representative from the other Party. Each Party may replace its co-chairperson from time to time by informing the other Party in writing. The chairpersons of the JSC shall not have any greater authority than any other JSC Members.

3.1.2	Specific Responsibilities

The JSC shall oversee the Research Activities undertaken in accordance with the applicable Research Plan for each Collaboration Program and serve as a consultative and information-exchange body for the Development of Licensed Products. In particular, the JSC shall be responsible for the following:

(a)	reviewing and serving as a forum for discussing the Research Plan and for the review and approval of any amendments thereto;

(b)	serving as a forum for discussion of the specific Research Activities, including results arising from the Research Activities;
(c)	discussing, amending and acknowledging the achievement of: (i) [***], and (ii) [***] on a case-by-case basis;

(d)	discussing and acknowledging the achievement of: (i) the [***], and (ii) the criteria for a [***] as set out in table 2b of the Research Plan in Schedule 2;

(e)	[***];
(f)	seeking to agree whether to extend the Research Term as provided in Clause 2.3.2(a);

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(g)	ensuring that secure access methods (such as secure databases) for the exchange of Know-How and other information as contemplated under this Agreement are established;

(h)appointing the JPC and delegating matters, as appropriate to the JPC;

(i)	appointing, if considered reasonably required, a joint research committee that meet on a regular basis (and more frequently than once per Calendar Quarter) to oversee the day-to-day implementation of the Research Activities;

(j)	[***]; and
(k)	performing such other functions as are set forth herein or as the Parties may mutually agree in writing, except where in conflict with any provision of this Agreement.

3.2	General Provisions Applicable to the JSC

3.2.1	Meetings and Minutes

The JSC shall hold meetings at such time as agreed between the Parties, but in no event less frequently than [***], approximately [***] every [***] during the Research Term. The JSC shall meet either in person or by audio or video call with the venue of the in-person meetings alternating between locations designated by BicycleTx and locations designated by Novartis. At least [***] the JSC Members shall meet in person, unless otherwise agreed by the Parties. The Alliance Manager shall be permitted to attend any such JSC meetings. The chairpersons of the JSC shall be responsible for calling meetings on no less than [***] notice. Each Party shall make all proposals for agenda items and shall provide all appropriate information with respect to such proposed items at least [***] in advance of the applicable meeting; provided that under exigent circumstances requiring input by the JSC, a Party may provide its agenda items to the other Party within a shorter period of time in advance of the meeting, or may propose that there not be a specific agenda for a particular meeting, so long as the other Party consents to such later addition of such agenda items or the absence of a specific agenda for such meeting. The Alliance Managers (or their designee) shall prepare and circulate minutes of each meeting within [***] after the meeting for the Parties' review and approval. The Parties shall agree on the minutes of each meeting promptly, but in no event later than within [***] following circulation of the draft minutes.

3.2.2	Procedural Rules

The JSC shall have the right to adopt such standing rules as shall be necessary for its work, so long as such rules are not inconsistent with this Agreement. A quorum of the JSC shall exist whenever there is present at a meeting at least [***] JSC Member appointed by each Party. Representation by proxy shall be allowed. The JSC will in good faith cooperate with one another and

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endeavour to make decisions by consensus and all decisions within the authority of the JSC shall be made by unanimous vote at a meeting where quorum exists, with each Party’s JSC Members collectively having [***] vote.

3.2.3	Non-Member Attendance

Each Party may, from time to time, invite a reasonable number of participants in addition to the JSC Members to attend JSC meetings in a non-voting capacity; provided that:

(a)	if either Party intends to have any Third Party (including any consultant) attend such a meeting, such Party shall provide reasonable prior written notice to the other Party and obtain the other Party’s prior approval for such Third Party to attend such meeting, which approval shall not be unreasonably withheld, conditioned, or delayed; and

(b)	such Third Party is bound by obligations of confidentiality and non- disclosure equivalent to those set forth in Clause 9.

3.3	Decisions

3.3.1	Decision Making Authority

The JSC shall decide matters within its responsibilities pursuant to Clause 3.1.2.

3.3.2	Referral to Senior Officers

If the JSC is unable to reach agreement as to a particular matter within its jurisdiction within [***] (or a later date mutually agreed to by the Parties) after such matter has been brought to the JSC, then such disagreement shall be referred to the Senior Officers for resolution.

3.3.3	Final Decision Right; Dispute Resolution

(a)	If the Senior Officers do not fully resolve any matter within the JSC’s authority and referred to them under Clause 3.3.2 within [***] (or a later date mutually agreed to by the Parties) of the matter being referred to them, then, except as provided below, the Parties must mutually agree and no action will be taken with respect to the applicable matter until such agreement has been reached. Notwithstanding the foregoing, BicycleTx shall have final say on [***]. Novartis shall have final say on [***]; provided that neither Party shall have final say on (i) [***], (ii) [***], (iii) [***], or (iv) [***].

(b)	Notwithstanding the foregoing, neither Party shall use its final decision-making authority (i) to impose any requirement on the other Party to undertake obligations beyond those for which it is responsible or to forgo any of its rights under this Agreement, (ii) to require the other Party to violate any Applicable Law, ethical requirement, or any agreement it may have with any Third Party, or (iii) to amend the terms and conditions of this Agreement.

3.4	Limitations on Authority

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Each Party shall retain the rights, powers and discretion granted to it under this Agreement and no such rights, powers or discretion shall be delegated to or vested in the JSC unless such delegation or vesting of rights is expressly provided for in this Agreement. The JSC shall not have the power to amend, modify, or waive compliance with this Agreement, which may only be amended or modified as provided in Clause

15.8 or compliance with which may only be waived as provided in Clause 15.10.

3.5	Alliance Manager

Each Party shall appoint [***] person who shall oversee contact between the Parties for all matters between meetings of the JSC and shall have such other responsibilities as the Parties may agree in writing after the Effective Date (each an "Alliance Manager"). If not already a JSC Member, each Alliance Manager shall attend each meeting of the JSC. The Alliance Managers shall serve as a primary point of contact for the other Party under the Collaboration Programs and shall undertake such other tasks as are detailed in this Agreement or as may be assigned by the JSC. Each Party may replace its Alliance Manager at any time by notice in writing to the other Party.

3.6	Discontinuation of the JSC

On a Collaboration Program-by-Collaboration Program basis, the JSC will automatically be fully dissolved and shall have no further responsibilities or authority under this Agreement (unless otherwise agreed by the Parties in writing) on the earliest of [***] or (c) the date on which the relevant Collaboration Program has been terminated (or such other date agreed by the Parties in writing). Thereafter, the exchange of information under this Agreement shall be made through the Alliance Managers, and decisions of the JSC, if any, shall be decisions as between the Parties, subject to the other terms and conditions of this Agreement.

3.7	[***] Research Meetings

If the JSC is disbanded in accordance with Clause 3.6 prior to a Declaration of Development Candidate, from and after the date that the JSC is discontinued until the date of a Declaration of Development Candidate for each Target, the Alliance Managers

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shall meet on a [***] to discuss and exchange information in respect of the Development of Licensed Compounds and Licensed Products.

3.8	Joint Patent Committee

3.8.1	Promptly after the establishment of the JSC, (and in any event within [***] thereafter), the JSC shall establish a Joint Patent Committee (the "JPC") to oversee, discuss, decide on and make recommendations to the Parties on Collaboration IP related matters including:

(a)	overseeing, reviewing, coordinating and deciding on the filing, prosecution and maintenance of Development Candidate Patents pursuant to and in accordance with Clause 8.4; and

(b)	identifying the ownership and inventorship of any Collaboration IP and whether such Collaboration IP is Development Candidate IP, Collaboration Platform IP, BicycleTx Linker Technology or Novartis Linker Technology in accordance with Clause 8.

3.8.2	The JPC shall comprise of [***] patent attorneys or patent representatives with [***] from each of BicycleTx and Novartis, and such representatives may be a Third Party acting on behalf of Novartis or BicycleTx, as applicable. Other representatives of the Parties and their Affiliates may attend meetings of the JPC, by mutual consent, as non-voting observers, subject to any participants who are not employees of either Party being bound by written obligations of non-use and confidentiality no less stringent that those set forth in Clause 9. The JPC shall hold meetings (by way of an audio or video call or in person as the Parties may mutually agree) at such times as the JPC determines but in no event less than [***] during the Term. No action or vote taken at a JPC meeting shall be effective unless a representative of each Party is present. Neither Party shall unreasonably withhold attendance of its representative at any meeting of the JPC. Each Party shall be responsible for [***]. The JPC shall not have authority to amend or alter any provision of this Agreement. In the case of [***], [***].

3.9	Expenses

[***].

4	Development and Regulatory Matters

4.1	Development of Licensed Products

4.1.1	Without limiting Clauses 2.1.1, Clause 2.2 and Clause 4.1.2, from and after the Effective Date Novartis shall be solely responsible for conducting, at its sole

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Expense, such research, preclinical, clinical and other Development of Licensed Compounds and Licensed Products, as it determines appropriate in its sole discretion other than as allocated to BicycleTx under the Research Plan.

4.1.2	From and after the Effective Date, Novartis shall itself, or through its Affiliates or Sublicensees, with respect to each Target, use Commercially Reasonable Efforts to continue to Develop and seek Regulatory Approval in each [***] for Licensed Products directed to the applicable Target(s) for one or more Indication, in the Field and in the Territory, in each case at Novartis's sole expense.

4.1.3	For each Target for which Novartis is Developing a Licensed Product, on an [***] basis during the Term [***], Novartis will provide to BicycleTx [***] reports, within [***] after the start of each Calendar Year, setting out, with respect to activities by Novartis, its Affiliates and Sublicensees: (a) the Development activities undertaken and the results achieved with respect to the applicable Licensed Products during the preceding [***] period and (b) the Development activities planned for the applicable Licensed Products during the following [***] period. [***].

4.2	Regulatory Matters

4.2.1	Regulatory Activities

(a)	Without limiting Clause 4.1.2, Novartis will be responsible for all regulatory matters with respect to the Licensed Compounds and Licensed Products as it determines appropriate in its sole discretion.

(b)	Without limiting Clause 4.1.2, Novartis will (i) determine the regulatory plans and strategies for the Licensed Compounds and Licensed Products, (ii) (either itself or through its Affiliates or Sublicensees) make all Regulatory Filings with respect to the Licensed Product and (iii) be responsible for obtaining and maintaining Regulatory Approvals in the Territory in the name of Novartis or its Affiliates or Sublicensees.

(c)	BicycleTx shall cooperate with and provide reasonable assistance to Novartis in connection with filings to any Regulatory Authority relating to the Licensed Compounds and Licensed Products (including, to the extent applicable, filings related to the quantitative and qualitative composition of Licensed Compounds and Licensed Products), including by executing any required documents, providing reasonable access to

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personnel and providing Novartis with copies of all reasonably required documentation, provided that [***] and that nothing in this Clause 4.2.1 shall require BicycleTx to generate any additional data or other Know- How.

(d)	Novartis shall have the right to disclose the existence of, and the results from, any clinical trials conducted under this Agreement in accordance with its standard policies.

4.3	Records

Novartis shall, and shall ensure that its Third Party Providers and Sublicensees shall, maintain records in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, and in compliance with Applicable Law, which shall be complete and accurate and shall properly reflect all work done and results achieved in the performance of its Development activities hereunder.

5	Commercialisation

5.1	In General

Novartis (itself or through its Affiliates or Sublicensees) shall have the sole right to Commercialise the Licensed Products in the Territory at its own cost and expense.

5.2	Commercialisation Diligence

Novartis shall itself, or through its Affiliates or Sublicensees, with respect to each Target, use Commercially Reasonable Efforts to Commercialise at least [***] in each [***] following receipt of Regulatory Approval thereof in such [***].

5.3	Effects of Acquisitions

5.3.1	If BicycleTx or any of its Affiliates (the "Acquiring Party") acquires a Third Party or a portion of the business of a Third Party pursuant to a Change of Control (a "Third Party Acquisition") that is, [***], then neither BicycleTx nor the Acquiring Party shall be in breach of Clause 11.3.1 as a result of such Third Party Acquisition; provided, that, BicycleTx or such Acquiring Party provides written notice to Novartis no later than [***] following the effective date of such Third Party Acquisition that the Acquiring Party elects to [***].

5.3.2	[***].

5.3.3	[***].

6	Grant of Rights

6.1	Grants to Novartis

6.1.1	BicycleTx hereby grants to Novartis a non-exclusive, worldwide, royalty-free, sublicensable (only to its Affiliates and Third Parties in accordance with Clause 6.5) licence under the BicycleTx Technology solely, and to the extent necessary for Novartis to carry out its Research Activities as set out in the Research Plan during the Research Term.

6.1.2	Effective from the date that the JSC acknowledges that a Bicycle directed to a given Target has achieved the [***], BicycleTx hereby grants to Novartis an

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exclusive (except with regard to BicycleTx Background IP included under Clause 1.15(iii) that is necessary solely for the Exploitation of Licensed Products (but not for the Exploitation of Licensed Compounds) for which it shall be non-exclusive), royalty-bearing licence, with the right to grant sublicenses (through multiple tiers) under the BicycleTx Technology to Develop, Manufacture (subject to Clause 2.4), make, have made, use, import, export, offer for sale, sell, Commercialise, or otherwise exploit Licensed Compounds and Licensed Products in the Territory and in the Field, save that, during the Research Term, Novartis shall not be permitted, subject to Clause 2.7, to modify any Bicycles developed pursuant to a Collaboration Program other than [***]. Novartis agrees that this licence shall not prevent BicycleTx from using BicycleTx Technology for the purpose of performing its obligations under the Research Plan.

6.1.3	[***].

6.1.4	[***].

6.1.5	[***].

6.1.6	The Parties agree that, notwithstanding any other provision in this Agreement, any licence granted from BicycleTx to Novartis under this Agreement shall exclude any Intellectual Property in, that is directly derived from, or specifically relates to the Platform IP (including any Collaboration Platform IP).

6.2	Grants to BicycleTx

Novartis hereby grants to BicycleTx a non-exclusive, fully-paid, royalty-free, non- sublicensable (except to its Affiliates or Third Party Service Providers acting on its behalf and approved in accordance with Clause 6.5.1), licence under the Novartis Background IP in the Territory and in the Field solely as and to the extent necessary for BicycleTx to carry out its Research Activities as set out in the Research Plan during the Research Term.

6.3	Linker Technology Freedom to Operate (FTO)

If Novartis includes during the Research Term in a Collaboration Program any Novartis Linker Know-How without prior JSC approval in contravention of Clause 2.1.4 or pursuant to Clause 3.3.3(a) then Novartis grants, effective as of the date of disclosure of the Novartis Linker Know-How, to BicycleTx a non-exclusive, perpetual, irrevocable, worldwide, royalty free licence (with the right to sub-licence) under the Novartis Linker Know-How to Exploit products.

6.4	Research Licence and Knowledge

6.4.1	Each Party is hereby granted a non-exclusive, non-sublicensable, perpetual, irrevocable, worldwide, royalty-free licence to use any and all data generated by either Party under the Research Plan for any and all internal research purposes.

6.4.2	Nothing in this Agreement will preclude or limit either Party from utilising the non-patented general knowledge gained by it (other than through disclosure to it by the other Party) during the course of the Research Plan to conduct

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Development or Commercialisation activities outside the scope of this Agreement.

6.5	Sublicences

6.5.1	Novartis shall have the right to grant sublicences, through multiple tiers of sublicensees, under the licences granted in Clause 6.1 to its Affiliates and Third Parties; provided that:

(a)	each such sublicence shall be consistent with the terms and conditions of this Agreement, including terms of confidentiality and non-use no less restrictive than those set forth in this Agreement, and, where applicable, shall pass through the obligations of Novartis under this Agreement to the Sublicensee, including the obligations set out in Clauses 8.4.2(a), Clause 8.5.2 and Clause 8.5.3;

(b)	Novartis shall remain responsible for the performance (or failure to perform) of all of its Sublicensees to the same extent as if such activities were conducted by Novartis, and shall be directly liable to BicycleTx with respect to its obligations and remain responsible for any payments due to BicycleTx under this Agreement with respect to activities of any Sublicensees; and

(c)	as soon as reasonably practicable (but in any case, within [***]) after the execution of any such sublicence agreement, Novartis shall provide BicycleTx with a copy of such sublicence agreement, subject to redaction of commercially sensitive information or to the extent the terms of such sublicence are not relevant to the terms of this Agreement.

6.6	Third Party Service Providers

Without limiting Clause 6.5, each Party (and their Affiliates) shall have the right to appoint a Third Party named in Schedule 5 (or subsequently mutually agreed to between the Parties, such agreement not to be unreasonably withheld, delayed or conditioned) to provide research, Development, Manufacturing and Commercialisation services to that Party in connection with the Research Activities or Licensed Products, including contract research organisations, contract manufacturers and distributors (a "Third Party Service Provider"). Each Party shall ensure that each Third Party Service Provider will comply with the applicable terms and conditions of this Agreement including the confidentiality provisions in Clause 9 and the Intellectual Property provisions in Clause 8 and each Party shall be responsible for the acts and omissions of their Third Party Service Providers.

6.7	BicycleTx Retention of Rights

Notwithstanding the exclusive licence granted to Novartis pursuant to Clause 6.1.2, BicycleTx shall retain all rights under BicycleTx Technology to perform, and to subcontract pursuant to Clause 6.6 its obligations under this Agreement.

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6.8	Novartis Retention of Rights

Subject to the licence granted to BicycleTx pursuant to Clause 6.2, Novartis shall retain all rights under Novartis Background IP.

6.9	No Implied Licences

Except as expressly provided herein, BicycleTx grants no other right or licence to Novartis hereunder, including any rights or licences to BicycleTx Technology or any other Intellectual Property rights not otherwise expressly granted herein. Except as expressly provided herein, Novartis grants no other right or licence to BicycleTx hereunder, including any rights or licences to Novartis Background IP, any Novartis Linker Know- How, or any other Intellectual Property rights not otherwise expressly granted herein. Novartis shall not Exploit the BicycleTx Technology except as expressly authorised under the terms of this Agreement.

7	Payments; Invoices; Tax; Records

7.1	Upfront Payment

After the Effective Date, in partial consideration of the rights granted by BicycleTx to Novartis hereunder, Novartis shall make an upfront, [***] payment to BicycleTx in the amount of fifty million Dollars (USD$50,000,000) within [***].

7.2	Extended Research Term Payment

On a per Target basis, if Novartis exercises its right pursuant to Clause 2.3.2(b), Novartis will make a [***] payment to BicycleTx in the amount of [***] within [***].

7.3	Development Milestones

7.3.1	Development Milestone Payments

In partial consideration of the rights granted by BicycleTx to Novartis hereunder, Novartis shall make one-time, [***] payment(s) to BicycleTx in the amount(s) corresponding to such Development Milestone Event (each a "Development Milestone Payment") on the first achievement by Novartis, its Affiliates, or their Sublicensees, of each of the milestone events set out in the table below for each Target and for up to two distinct Indications for each Target (as applicable) (each, a "Development Milestone Event"):

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Development Milestone Payment
	Development Milestone Event(per Target)	[***] Amount/USD$ million	[***] Amount/USD$ million	[***] Amount/USD$ million	[***] Amount/USD$ million
1.	[***]	[***]
2.	[***]	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]	[***]
4.	[***]	[***]	[***]	[***]	[***]

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Development Milestone Payment
	Development Milestone Event(per Target)	[***] Amount/USD$ million	[***] Amount/USD$ million	[***] Amount/USD$ million	[***] Amount/USD$ million
5.	[***]	[***]	[***]	[***]	[***]
6.	[***]	[***]	[***]	[***]	[***]
7.	[***]	[***]	[***]	[***]	[***]
8.	[***]	[***]	[***]	[***]	[***]

[***].

[***]:

(1)	With respect to Development Milestone #1: [***];

(2)With respect to the [***]: [***];

(3)With respect to the [***]: [***];

(4)With respect to the [***]: [***]; and

(5)With respect to the [***]: [***].

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(a)[***].

7.3.2	For clarity, Development Milestone Events [***] shall be deemed achieved and payable, if not already achieved, upon the later achievement of any of Development Milestone Events [***] listed later in the table by a Therapeutic Product directed to the same Target. Where a later Development Milestone Event is achieved for an Indication before an earlier Development Milestone Event for that same Indication, then the earlier Development Milestone Payment shall be payable at the same time as the later Development Milestone Payment.

7.3.3	A Development Milestone Payment for a second Indication of a Therapeutic Product shall be payable per Target even if the corresponding Development Milestone Event for the first Indication was paid in respect of a different Therapeutic Product.

7.4	Sales-Based Milestones

7.4.1	In partial consideration of the rights granted by BicycleTx to Novartis hereunder, and in addition to any Development Milestone Payment (where applicable and payable), Novartis shall also make the following non-creditable (other than any credit applied pursuant to Clause 7.11 or in respect of any payment made due to an undisputed manifest or accounting error), non- refundable milestone payments (each a "Sales Milestone Payment") upon the first achievement of the corresponding annual worldwide Net Sales milestone events on a Therapeutic Product-by-Therapeutic Product basis (each a "Sales Milestone Event") by Novartis, its Affiliates, or their Sublicensees:

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	Sales Milestones Event	Sales Milestone Payment Amount/USD$ million
1.	[***]	[***]
2.	[***]	[***]
3.	[***]	[***]
4.	[***]	[***]

In no event shall the aggregate Sales Milestone Payments for a given Therapeutic Product exceed [***].

7.4.2	For clarity, the foregoing Sales Milestone Payments shall be payable one-time only with respect to each Therapeutic Product, regardless of the number of Calendar Years in which that Therapeutic Product achieves such Sales Milestone Event. If, during a given Calendar Year, more than one Sales Milestone Event is achieved in respect of a Therapeutic Product then each such applicable Sales Milestone Payment shall be payable at the same time.

7.5	Therapeutic Product Royalties

7.5.1	Therapeutic Product Royalty Rates

As further consideration for the rights granted to Novartis hereunder, subject to Clause 7.5.3 and 7.5.4 commencing upon the First Commercial Sale in the Territory, on a Therapeutic Product-by-Therapeutic Product basis and on a country-by-country basis, Novartis shall pay to BicycleTx royalty payments (each being a "Therapeutic Product Royalty Payment") on the annual worldwide Net Sales of each Therapeutic Product sold by Novartis, its Affiliates,

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and their Sublicensees in the Territory during the Therapeutic Product Royalty Term at the following rates as set forth in the table below:

Net Sales in the Territory of a Therapeutic Product in a Calendar Year during the Therapeutic Product Royalty Term	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

7.5.2	Therapeutic Product Royalty Term

The Parties agree that Therapeutic Product Royalty Payments will be payable by Novartis on a Therapeutic Product-by-Therapeutic Product and country-by- country basis, commencing on the First Commercial Sale in such country and ending on the latest to occur of: (a) the expiration of the last Valid Claim of a Royalty Bearing Patent that [***] such Therapeutic Product in such country;

(b) [***] after First Commercial Sale in such country; or (c) the expiration of all data and regulatory exclusivity for such Therapeutic Product in such country (the "Therapeutic Product Royalty Term"). For the avoidance of doubt, the expiry of the Therapeutic Product Royalty Term with respect to a particular country for a given Therapeutic Product shall not result in the termination of the Therapeutic Product Royalty Term for any other Therapeutic Product with respect to that country or any other country.

7.5.3	Therapeutic Product Royalty Reductions

(a)	Loss of Patent: If, at any point during the applicable Therapeutic Product Royalty Term, on a country-by-country basis, a Therapeutic Product is sold where there is no Valid Claim of a Royalty Bearing Patent, then subject to Clause 7.5.4, the Net Sales for such country to be included in the worldwide Net Sales for the purposes of the calculation of Therapeutic Product Royalty Payments due will be reduced by [***].

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(b)	Loss of Market Exclusivity: On a country-by-country basis, if a Therapeutic Product is sold in a country during the applicable Therapeutic Product Royalty Term where a Loss of Market Exclusivity has occurred, then, subject to Clause 7.5.4 below, the Net Sales for such country to be included in the worldwide Net Sales for the purposes of the calculation of Therapeutic Product Royalty Payments due will be reduced by [***].

(c)	Required Third Party IP: Subject to Clause 7.5.4, if, during the Therapeutic Product Royalty Term Novartis enters into an agreement with a Third Party with respect to such Third Party’s Patents that [***] are [***] for the Development, Manufacture or Commercialisation of any Therapeutic Product, and under which Third Party agreement Novartis or its Affiliates are required to make payments to such Third Party as a result of practising such Third Party’s Patents in connection with the Development, Manufacture or Commercialisation of such Therapeutic Product, as such agreement may be amended from time- to-time (a "Novartis In-Licence Agreement") Novartis shall be entitled to deduct from [***] Therapeutic Product Royalty Payments payable hereunder in respect of a Calendar Quarter with respect to such Therapeutic Product up to [***] of all [***] paid under such Novartis In-Licence Agreements with respect to such Therapeutic Product. For clarity, if the [***].

7.5.4	Therapeutic Product Royalty Floor

In no event shall any deduction to Therapeutic Product Royalty Payments (described in Clause 7.5.3) reduce the Therapeutic Product Royalty Payments owed by Novartis to BicycleTx under Clause 7.5.1 by more than [***] in any Calendar Quarter. [***].

7.6	Diagnostic Products Royalty

7.6.1	Diagnostic Product Royalty Rates

As further consideration for the rights granted to Novartis hereunder commencing upon the First Commercial Sale in the Territory, on a Diagnostic

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Product-by-Diagnostic Product basis and on a country-by-country basis, Novartis shall pay to BicycleTx royalty payments (each being a "Diagnostic Product Royalty Payment") during the Diagnostic Product Royalty Term at a rate of [***] on the annual worldwide Net Sales of each Diagnostic Product sold by Novartis and its Affiliates in the Territory.

7.6.2	Diagnostic Product Royalty Term

The Parties agree that Diagnostic Product Royalty Payments will be payable by Novartis on a Diagnostic Product-by-Diagnostic Product and country-by- country basis, commencing on the First Commercial Sale in such country and ending on the latest to occur of: (a) the expiration of the last Valid Claim of a Royalty Bearing Patent that [***] such Diagnostic Product in such country;

(b) [***] after First Commercial Sale of the first Diagnostic Product in such country; or (c) the expiration of all data and regulatory exclusivity for such Diagnostic Product in such country (the "Diagnostic Product Royalty Term"). For the avoidance of doubt, the expiry of the Diagnostic Product Royalty Term with respect to a particular country for a given Diagnostic Product shall not result in the termination of the Diagnostic Product Royalty Term with respect to any other country.

7.6.3	Diagnostic Product Sublicence Fee

As further consideration for the rights granted to Novartis hereunder Novartis shall pay to BicycleTx a sublicence fee (the "Diagnostic Product Sublicence Fee") during the Diagnostic Product Royalty Term of [***] on the Sublicence Income.

7.7	Milestone and Royalty Payments and Reports

7.7.1	Novartis shall provide BicycleTx with written notice of the achievement of each Development Milestone Event within [***] after such Development Milestone Event is achieved. After receipt of such notice, BicycleTx shall submit an Invoice to Novartis with respect to the corresponding Development Milestone Payment. Novartis shall make the Development Milestone Payment within [***] of receipt of the Invoice to the bank account indicated by BicycleTx.

7.7.2	Within [***] after the end of each Calendar Quarter, Novartis shall provide BicycleTx with a report stating (i) [***], and (ii) [***]. Royalty Payments, Sales Milestone Payments and payment of the Diagnostic Product Sublicence Fee shall be made by Novartis to the bank account indicated by BicycleTx within [***] following the date of receipt (by Novartis) of the relevant Invoice issued by BicycleTx.

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7.8	Currency

All payments under this Agreement shall be made in US Dollars. Any sales incurred in a currency other than US Dollars shall be converted to the US Dollar equivalent using Novartis’ then-current standard exchange rate methodology as applied in its external reporting for the conversion of foreign currency sales into US Dollars.

7.9	Interest on Late Payments

If a Party fails to pay any payment under this Agreement by the date when such payment is due, then, without limiting any other right or remedy of the other Party, such late payment shall be paid together with interest thereon at an annual rate (but with interest accruing on a daily basis) of [***] above the [***] of [***] rate from the [***] until [***] (provided, that, such rate shall not exceed the rate permissible under Applicable Law).

7.10	Withholding Taxes

7.10.1	Taxes on Income

Except as provided herein, each Party shall be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the activities of the Parties under this Agreement.

7.10.2	Withholding Amounts

(a)	In the event any payments to be made to BicycleTx or its Affiliates under this Agreement are subject to withholding tax under Applicable Laws, Novartis or its Affiliates shall be authorised to deduct the withholding tax from the payments, and shall pay all such withholding tax to the relevant tax authority, so that only the correspondingly reduced amount of payments (i.e., the full amount payable less withholding tax) is paid out to BicycleTx. Novartis shall provide BicycleTx with proof of the withholding tax payment. Subject to Clause 7.10.2(b), the Parties acknowledge and agree that if Novartis (or its assignee pursuant to Clause 15.3.1) is required by Applicable Law to withhold taxes in respect of any amount payable under this Agreement, and if such withholding obligation arises as a result of any action by Novartis, including any assignment of this Agreement by Novartis as permitted under Clause 15.3.1, a change in tax residency of Novartis, or payments arise or are deemed to arise through a branch of Novartis and such withholding taxes exceed the amount of withholding taxes that would have been applicable if such action had not occurred (each, a “Novartis Withholding Tax Action”), then, notwithstanding anything to the contrary herein, any such amount payable to BicycleTx under this Agreement shall be increased to take into account such increased withholding taxes as may be necessary so that, after making all required withholdings, BicycleTx (or its assignee pursuant to Clause 15.3.1) receives an amount equal to the sum it would have received had no such Novartis Withholding Tax Action occurred.

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(b)	BicycleTx and Novartis shall make all reasonable efforts to obtain relief or reduction of withholding tax under the applicable tax treaties, including but not limited to the submission or issuance of requisite forms and information. If a special procedure is required for treaty relief by Applicable Law, a treaty relief based on a tax treaty will only be taken into account if BicycleTx submits any exemption certificate requested by Novartis to Novartis in accordance with legal requirements on or prior to the time of the payment to BicycleTx.

(c)	If no withholding tax deduction has been made on the payments to BicycleTx or its Affiliates under this Agreement, but tax authorities subsequently take the position that a withholding tax deduction should have been made, BicycleTx shall provide, at its own expense, all reasonable support to Novartis to obtain relief or reduction of withholding under the applicable laws and tax treaties, including but not limited to the submission or issuance of requisite forms and information, and the Parties will bear such liability (reimburse one another as necessary) in a manner consistent with that which would have resulted had the tax been originally withheld. Any refunds of withholding taxes that are granted to BicycleTx by the competent tax authority and which would cause BicycleTx to receive payments in excess of that which Novartis would owe under this Agreement, including related interest, shall be paid to Novartis by BicycleTx.

7.10.3	Indirect Taxes

All amounts mentioned in this Agreement are exclusive of any value added, goods and services, sales, use, excise, consumption, and other similar indirect Taxes ("Indirect Taxes"). BicycleTx shall issue all invoices in full compliance with the Indirect Tax laws and regulations applicable at BicycleTx’s place of business. If any Indirect Taxes are due based on local law, BicycleTx will be allowed to add the amount of Indirect Taxes to the amounts mentioned in this agreement and invoice the net amount plus the applicable Indirect Taxes. Both Parties agree that BicycleTx is generally allowed to issue zero-rated invoices in case of cross-border supply of services as agreed in this contract. The Parties shall issue invoices for all amounts payable under this agreement consistent with all Indirect Tax requirements and irrespective of whether the sums may be netted for reconciliation purposes.

7.11	Maintenance of Records and Audit

Novartis shall keep and shall cause its Affiliates and Sublicensees to keep complete, true and accurate books and records in accordance with its Accounting Standards in relation to this Agreement, including in relation to any Development Milestone Payment due under Clause 7.3, Sales Milestone Payment due under Clause 7.4, Royalty Payments due under Clause 7.5 and 7.6 and Diagnostic Product Sublicence Fee due under Clause

7.6.3. Novartis will keep such books and records for at least [***] following the Calendar Year to which they pertain or such longer period of time as may be required by Applicable Law. BicycleTx may, upon written request, cause an internationally- recognised independent accounting firm (the "Auditor"), which is reasonably acceptable to Novartis, to inspect the relevant records of Novartis and its Affiliates to verify the

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accuracy of any Development Milestone Payment due under Clause 7.3, Sales Milestone Payment under Clause 7.4, Royalty Payments due under Clause 7.5 and 7.6 and Diagnostic Product Sublicence Fee due under Clause 7.6.3 and payable by Novartis and the related reports, statements and books of accounts, as applicable. Before beginning its audit, the Auditor shall execute confidentiality undertakings at least as stringent as the confidentiality provisions of this Agreement by which the Auditor agrees to keep confidential all information reviewed during the audit. The Auditor shall have the right to disclose to BicycleTx only its conclusions regarding any payments owed under this Agreement. Novartis and its Affiliates shall make their records available for inspection by the Auditor during regular business hours at such place or places where such records are customarily kept, upon receipt of reasonable advance notice from BicycleTx. The records shall be reviewed solely to verify the accuracy of Novartis’ Royalty Payments, milestone payments and Diagnostic Product Sublicence Fee and compliance with this Agreement. Such inspection right shall not be exercised more than [***] in any Calendar Year and not more frequently than once with respect to records covering any specific period of time. In addition, BicycleTx shall only be entitled to audit the books and records of Novartis from the [***] prior to the Calendar Year in which the audit request is made. BicycleTx agrees to hold in strict confidence all information received and all information learned in the course of any audit or inspection, except to the extent necessary to enforce its rights under this Agreement or to the extent required to comply with any law, regulation or judicial order. The Auditor shall provide its audit report and basis for any determination to Novartis at the time such report is provided to BicycleTx before it is considered final. Novartis shall have the right to request, at Novartis’ cost and expense, a further determination by such Auditor as to matters which Novartis disputes within [***] following receipt of such report. Novartis will provide BicycleTx and the Auditor with a reasonably detailed statement of the grounds upon which it disputes any findings in the audit report and the Auditor shall agree to complete such further determination within [***] after the dispute notice is provided, which determination shall be limited to the disputed matters. Any matter that remains unresolved shall be resolved in accordance with the dispute resolution procedures contained in Clause 15.5. In the event that the final result of the inspection reveals an undisputed: (i) underpayment by Novartis, the underpaid amount shall be settled by Novartis promptly and in any event within [***] after the final result of the inspection and receipt of an invoice from BicycleTx or (ii) overpayment by Novartis, [***].

8	Intellectual Property

8.1	Ownership of Inventions

The Parties agree that ownership of all Inventions shall be based on inventorship, as determined in accordance with the rules of inventorship under United States patent laws. Subject to Clause 8.2 and Clause 8.3, [***] ("Sole Inventions"). Subject to Clause 8.2 and Clause 8.3, [***] ("Joint Inventions"). Subject to Clause

8.2 and Clause 8.3, except to the extent either Party is restricted by the licences granted to the other Party under this Agreement, [***].

8.2	Ownership of lntellectual Property

8.2.1	Ownership of Background IP

As between the Parties:

(a)	BicycleTx shall retain ownership of all right, title, and interest in and

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to any and all of BicycleTx Background IP and Platform IP; and

(b)	Novartis shall retain ownership of all right, title, and interest in and to any and all of Novartis Background IP.
8.2.2	Ownership of Collaboration IP

As between the Parties:

(a)	BicycleTx shall own all right, title and interest in and to any Collaboration IP, other than [***]; and

(b)	Novartis shall own all right, title and interest in and to any [***].

8.3	Assignment of IP

8.3.1	Each Party shall cause all Persons who perform activities for such Party under this Agreement to be under an obligation to assign their rights in any Intellectual Property resulting therefrom to such Party, except where Applicable Law requires otherwise and except in the case of governmental, not-for-profit and public institutions which have standard policies against such an assignment (in which case a suitable licence, or right to obtain such a licence, shall be obtained).

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8.3.2	Novartis shall promptly disclose to BicycleTx in writing any Collaboration IP made by Persons (other than BicycleTx) who perform activities for Novartis under this Agreement. [***], other than [***]. Novartis will execute [***] and other necessary documents consistent with [***] promptly upon request.

8.4	Patent Filing, Prosecution and Maintenance

8.4.1	BicycleTx Responsibility

BicycleTx shall have the right, but not the obligation, at its sole expense, to prosecute and maintain worldwide the [***].

8.4.2	Novartis Responsibility

Regardless of ownership, Novartis shall have the right, but not the obligation, at its sole expense, to prosecute and maintain worldwide any [***]. With respect to the [***], Novartis:

(a)	shall through the JPC, keep BicycleTx reasonably informed in relation to the preparation, filing, prosecution and maintenance of the [***], including by:

(i)	providing BicycleTx with a copy of material communications to and from any patent authority in the Territory regarding the [***] and claims therein; and

(ii)	providing drafts of any communications to any patent authority covered by (i) above and any material filings to be made to such patent authorities in the Territory sufficiently in advance of submitting such communications or filings so as to allow for a reasonable opportunity for BicycleTx to review and comment on such communications and filings;

(b)	shall through the JPC, consider and take into account BicycleTx’s comments in relation to the preparation, filing, prosecution and maintenance of [***]; and

(c)	shall, in accordance with Clause 3.8.2, make all decisions relating thereto including, for the avoidance of doubt, all decisions relating to the filing, prosecuting, maintenance and management, including strategies relating to the Unified Patent Court and Unitary Patent in Europe, such as, but not limited to, the filing or withdrawing of an opt- out and validating as a Unitary Patent or as a classical European Patent. BicycleTx will reasonably cooperate with Novartis in connection with the prosecution and maintenance, including with

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respect to the Unified Patent Court and Unitary Patent in Europe, and including by providing reasonable access to relevant persons and executing all documentation reasonably requested by Novartis within the timeframe reasonably requested by Novartis.

If during the Term, Novartis intends to allow any [***] to lapse or become abandoned without having first filed a substitute, Novartis shall notify BicycleTx through the JPC of such intention at least [***] prior to the date upon which such [***] shall lapse or become abandoned, and BicycleTx shall have the right, but not the obligation, to assume responsibility for the prosecution and maintenance thereof at its sole cost and expense with counsel of its choice, except if Novartis notifies the JPC in writing that it considers, acting in good faith, that [***].

8.4.3	Cooperation

The Parties agree to promptly provide all information and execute all documents, or require inventors, subcontractors, employees and consultants to provide all information and execute all documents, as reasonable and appropriate for the purposes of the preparation, filing, prosecution and maintenance of any Collaboration Patents in the Territory.

8.5	Patent Enforcement and Defence

8.5.1	BicycleTx Rights

Each Party shall promptly notify the other Party in writing of any alleged or threatened infringement, misappropriation, or other violation by a Third Party in the Field in the Territory of which it becomes aware, including any "patent certification" filed in the United States under 21 U.S.C. §355(b)(2) or 21 U.S.C.

§355(j)(2) or similar provisions in other jurisdictions and of any request for declaratory judgment, opposition, nullity action, interference, inter-partes re- examination, inter-partes review, post-grant review, derivation proceeding, or similar action alleging the invalidity, unenforceability or non-infringement (collectively "Third Party Infringement") of a (i) BicycleTx Background Patent, (ii) Collaboration Platform Patent or (iii) BicycleTx Linker Patent. BicycleTx shall have the sole right, but not the obligation, to pursue any such Third Party Infringement involving any claims of a BicycleTx Background Patent, Collaboration Platform Patents, and BicycleTx Linker Patents [***] and BicycleTx shall retain control of such claim, suit or proceeding.

8.5.2	Novartis Rights

(a)	Each Party shall promptly notify the other Party in writing of any Third Party Infringement of a Novartis Background Patent or Development Candidate Patent of which such Party becomes aware.

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(b)	Novartis shall have the sole right, but not the obligation, to pursue any such Third Party Infringement involving any claims of [***] and Novartis shall retain control of such claim, suit or proceeding. If during the Term, Novartis decides not to pursue any Third Party Infringement concerning a [***], Novartis shall inform BicycleTx of its reasons not to pursue such Third Party Infringement.

(c)	If during the Term, Novartis intends not to defend any Third Party Infringement concerning the validity of a [***], Novartis shall notify BicycleTx of such intention within [***] from the date Novartis becomes aware of such Third Party Infringement, and BicycleTx shall have the right, but not the obligation, to assume responsibility for the defence of such Third Party Infringement [***] with counsel of its choice except if Novartis notifies the JPC in writing that it considers, acting in good faith, that [***].

8.5.3	Cooperation

(a)	At the request and expense of the Party bringing a claim in respect of a Third Party Infringement action pursuant to this Clause 8.5, the other Party shall provide assistance in connection therewith, including by executing reasonably appropriate documents, providing access to the other Party’s employees, cooperating reasonably in discovery and joining as a party to the action if required. The Party commencing the Third Party Infringement action in respect of Collaboration IP shall provide the other Party with copies of all pleadings and other documents filed with the court and shall consider reasonable input from the other Party during the course of the proceedings. Unless otherwise set forth herein, the Party entitled to bring a claim in respect of a Third Party Infringement in accordance with this Clause 8.5 shall have the right to settle such claim; provided that neither Party shall have the right to settle any claim in respect of the Third Party Infringement under this Clause 8.5 in a manner that diminishes or has an adverse effect on the rights or interest of the other Party, or in a manner that imposes any costs or liability on, or involves any admission by, the other Party, without the express written consent of such other Party.

(b)	Any recoveries resulting from such an action relating to a claim of Third Party Infringement described in this Clause 8.5 shall be [***]. Any [***]; provided, however, that [***].

8.6	Patent Extensions

8.6.1	If requested by Novartis, [***] in obtaining patent term restoration (including under the Drug Price Competition and Patent Term Restoration Act), supplemental protection certificates or their equivalents, and Patent Term Extensions with respect to the [***], in any country or region where applicable. [***].

8.6.2	Novartis shall [***] determine which, if any, of the [***] it will apply to extend, provided that Novartis may not apply to extend any [***] with regard to which BicycleTx has exercised its right to assume responsibility for the prosecution

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and maintenance pursuant to Clause 8.4.2.

8.6.3	BicycleTx shall not be permitted to extend any Patent that Covers a Licensed Product.

8.7	Product Trademarks

As between the Parties, Novartis shall own all right, title, and interest to the Product Trademarks in the Territory, and shall be responsible for the registration, prosecution, maintenance and enforcement thereof. All costs and expenses of registering, prosecuting, maintaining and enforcing the Product Trademarks shall be borne solely by Novartis. BicycleTx shall [***]. Novartis shall ensure that the Product Trademarks do not include any Trademarks that are the same as or confusingly similar to the BicycleTx Trademarks.

8.8	Inventor’s Remuneration

Each Party shall be solely responsible for any remuneration that may be due such Party’s inventors under any applicable inventor remuneration laws.

8.9	Common Interest

All information exchanged between the Parties regarding the prosecution, maintenance, enforcement and defence of Patents under this Clause 8 will be deemed to be Confidential Information of the disclosing Party. In addition, the Parties acknowledge and agree that, [***]. The Parties agree and acknowledge [***].

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Notwithstanding anything to the contrary in this Agreement, to the extent a Party has a good faith belief that any information required to be disclosed by such Party to the other Party under this Clause 8 is protected by attorney-client privilege or any other applicable legal privilege or immunity, such Party shall not be required to disclose such information and the Parties shall in good faith cooperate to agree upon a procedure (including without limitation entering into a specific common interest agreement or disclosing such information on a “for counsel eyes only” basis or similar procedure) under which such information may be disclosed without waiving or breaching such privilege or immunity.

9	Confidentiality and Non-Disclosure

9.1	Duty of Confidence

9.1.1	Subject to the other provisions of this Clause 9 all Confidential Information disclosed by a Party or its Affiliates under this Agreement (the "Disclosing Party") will be maintained in confidence and otherwise safeguarded by the Party receiving such Confidential Information (the "Recipient Party"). The Recipient Party may only use the Confidential Information for the purposes of this Agreement and pursuant to the rights granted to the Recipient Party under this Agreement. Subject to the other provisions of this Clause 9, each Party and its Affiliates shall hold as confidential such Confidential Information of the other Party or its Affiliates in the same manner and with the same protection as such Recipient Party maintains its own confidential information but in no event with less than a reasonable degree of care. Subject to the other provisions of this Clause 9, a Recipient Party may only disclose Confidential Information of the Disclosing Party to employees, agents, contractors, consultants and advisers of the Recipient Party and its Affiliates and sublicensees and to Third Parties to the extent reasonably necessary for the purposes of, and for those matters undertaken pursuant to, this Agreement; provided, that such Persons are bound to maintain the confidentiality of the Confidential Information in a manner consistent with the confidentiality provisions of this Agreement.

9.2	Exceptions

9.2.1	The following information is not Confidential Information and the obligations under this Clause 9 shall not apply to any such information to the extent that such information:

(a)	is (at the time of disclosure) or becomes (after the time of disclosure) known to the public or part of the public domain through no wrongful act, fault or negligence on the part of the Recipient Party;

(b)	was known to, or was otherwise in the possession of, the Recipient Party prior to the time of disclosure by the Disclosing Party, as demonstrated by competent evidence;

(c)	is generally made available to Third Parties by the Disclosing Party without restriction on disclosure;

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(d)	is disclosed to the Recipient Party on a non-confidential basis by a Third Party who is entitled to disclose it without breaching any confidentiality obligation to the Disclosing Party; or

(e)	is independently developed by or on behalf of the Recipient Party, as evidenced by its written records, without reference to the Confidential Information disclosed by the Disclosing Party under this Agreement.

9.2.2	Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the Recipient Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the Recipient Party. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the Recipient Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the Recipient Party unless the combination and its principles are in the public domain or in the possession of the Recipient Party.

9.3	Authorised Disclosures

9.3.1	In addition to disclosures allowed under Clause 9.2 each Party may disclose Confidential Information belonging to the other Party or its Affiliates to the extent such disclosure is necessary in the following instances: (i) subject to agreement from the JPC, filing or prosecuting and maintaining Patents as permitted by this Agreement; (ii) in connection with Regulatory Filings for Licensed Products in accordance with the terms of this Agreement; (iii) prosecuting or defending Third Party Infringements as permitted by this Agreement; (iv) to the extent otherwise necessary in connection with exercising the licence and other rights granted to it hereunder; (v) on a need- to-know basis to its legal, financial and other professional advisors under appropriate conditions of confidentiality; (vi) under appropriate conditions of confidentiality in connection with an actual or potential (a) permitted licence or sublicence of its rights hereunder, (b) debt, lease or equity financing of such Party, (c) merger, acquisition, consolidation, share exchange or other similar transaction involving such Party and a Third Party, or (d) co-funding or financing arrangement, provided that in each (a) to (d) the Recipient Party provides prior written notice of such disclosure to the Disclosing Party and, to the extent practicable, takes reasonable and lawful actions to minimise the degree of such disclosure; and (vii) to any government agency or authority in connection with seeking government funding, support or grants.

9.3.2	In addition, each Party and its Affiliates and their respective sublicensees may disclose Confidential Information of the other Party or its Affiliates to Third Parties as may be reasonably necessary in connection with the Development, Manufacture, preparation, use or Commercialisation of the Licensed Product as contemplated by this Agreement, including in connection with subcontracting transactions and under appropriate conditions of confidentiality.

9.3.3	In the event the Recipient Party is required to disclose Confidential Information of the Disclosing Party or either Party is required to make any disclosures to comply with any duty of disclosure it may have by law or in connection with

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bona fide legal process, such disclosure shall not be a breach of this Agreement; provided, that the Recipient Party: (i) informs the Disclosing Party as soon as reasonably practicable of the required disclosure; (ii) limits the disclosure to the required purpose; and (iii) at the Disclosing Party’s request, assists in an attempt to object to or limit the required disclosure. The Parties acknowledge that either or both Parties (or its Affiliates) may be obligated to make one or more filings (including to file a copy of this Agreement) with the U.S. Securities and Exchange Commission (or equivalent foreign agency) or a governmental authority. Each Party will be entitled to make such a required filing, provided that if such filing includes a copy of this Agreement it will (a) submit in connection with such filing a copy of this Agreement in a form mutually agreed by the Parties in advance or, if, despite the reasonable efforts of the filing party, a form mutually agreed by the Parties cannot be agreed in advance, redacted to the extent permitted by Applicable Law (the "Redacted Agreement"), (b) request, and use reasonable efforts consistent with Applicable Laws to obtain confidential treatment of all terms redacted from this Agreement, as reflected in the Redacted Agreement, for a period of [***], (c) unless otherwise agreed in writing by the other Party, request an appropriate extension of the term of the confidential treatment period if legally justifiable. For clarity, following a request from a governmental authority to change the redactions requested by a Party in the Redacted Agreement, a Party will not be in breach of this Clause 9.3.3 for unredacting those redactions rejected by the applicable governmental authority, provided that such Party shall provide the other Party with a notice of the required change(s) and a copy of the revised redactions. Each Party will be responsible for its own legal and other external costs in connection with any such filing, registration, or notification.

9.4	Ongoing Obligation for Confidentiality

Upon the effective date of the termination or expiry of this Agreement, on a Target-by- Target basis, for any reason, each Party and its Affiliates shall (where such Party does not retain rights under the surviving provisions of this Agreement), at the request of the other Party, promptly return to the other Party or destroy any Confidential Information disclosed to it by the other Party or any of its Affiliates and confirm such destruction in writing to the other Party, except for one copy which may be retained in its confidential files for archive or compliance purposes. Notwithstanding the foregoing, such other Party also shall be permitted to retain such additional copies of or any computer records or files containing such Confidential Information that have been created solely by such Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such other Party’s standard archiving and back-up procedures, but not for any other use or purpose.

10	Publicity

10.1	Subject to Clause 9.3.3 and Clause 10.3, neither Party shall use the name, symbol, Trademark, trade name or logo of the other Party or any of its Affiliates in any press release, publication or other form of public disclosure without the prior written consent of the other Party (such consent not to be unreasonably withheld or delayed), except for those disclosures for which consent has already been obtained. Notwithstanding the foregoing, Novartis shall be entitled to use the name of BicycleTx to the extent necessary or useful in connection with the Development, Manufacture or Commercialisation of the

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Licensed Compounds or Licensed Products, including in connection with sublicensing and subcontracting transactions.

10.2	Subject to Clause 9.3.3 and Clause 10.3, each Party agrees not to issue any press release or other public statement, whether oral or written, disclosing the existence of this Agreement, the terms hereof or any information relating to this Agreement without the prior written consent of the other Party (such consent not to be unreasonably withheld or delayed). Notwithstanding the previous sentence: (i) BicycleTx may, following the Effective Date, issue a press release approved by Novartis in the form attached at Exhibit B to this Agreement and (ii) Novartis (either by itself or via one of its Affiliates) may issue press releases and other public statements as it deems appropriate in connection with the Development and Commercialisation of Licensed Products under this Agreement, provided that Novartis shall provide to BicycleTx with reasonable prior written notice of and a copy of such material press release or material public statement prior to the issue of such press release or public statement. Either Party may issue additional press releases or public statements without the consent of the other Party where such press release or public statement only discloses the same information that has previously been the subject of a press release or public statement that has been consented to by the other Party; provided that such Party shall notify the other Party of its intention to issue such press release or public statement (and provide the content of such press release or public statement upon request) prior to the issue of such press release or public statement.

10.3	Subject to Clause 9.3.3, BicycleTx may publish peer reviewed manuscripts, or give other forms of public disclosure such as abstracts and presentations with respect to the activities hereunder or the transactions contemplated hereby (collectively, "Publications"), in each case, solely to the extent related to BicycleTx Background IP generally (and not specifically related to [***]); provided, that (i) prior to making any such Publication, BicycleTx shall comply with Clause 10.5, and (ii) such Publication does not contain any Novartis Confidential Information. The Parties agree that this Clause 10.3 does not apply to press releases relating to this Agreement which are addressed under Clause 10.2 above.

10.4	Subject to Clause 9.3.3, Novartis shall have the right to make Publications with respect to the activities hereunder or the transactions contemplated hereby without first obtaining the prior written consent of BicycleTx; provided, that (i) such Publication does not contain any BicycleTx Confidential Information, [***].

10.5	To the extent required pursuant Clause 10.3 or Clause 10.4, a Party seeking to make a Publication shall provide the other Party the opportunity to review and comment on any proposed Publication at least [***] prior to its intended submission for publication. The other Party shall provide the Party seeking publication with its comments in writing, if any, within [***] after receipt of such proposed Publication. The Party seeking publication shall consider in good faith any comments

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thereto provided by the other Party and shall comply with the other Party’s request received within such [***] period to remove any and all of such other Party’s Confidential Information from the proposed Publication. In addition, the Party seeking publication shall delay the submission for a period up to [***] in the event that the other Party can demonstrate reasonable need for such delay, including the preparation and filing of a patent application. If the other Party fails to provide its comments to the Party seeking publication within such [***] period, such other Party shall be deemed to not have any comments, and the Party seeking publication shall be free to publish in accordance with this Clause 10.5 after the [***] period has elapsed. The Party seeking publication shall provide the other Party a copy of the manuscript at the time of the submission. Each Party agrees to acknowledge the contributions of the other Party and its employees in all publications as scientifically appropriate.

11	Representations and Warranties

11.1	Mutual Representations and Warranties

BicycleTx and Novartis each represents and warrants to the other, as of the Effective Date, as follows:

11.1.1	Organisation

It is a corporation duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority, to execute, deliver, and perform this Agreement.

11.1.2	Authorisation

The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorised by all necessary corporate action and do not violate (a) such Party’s charter documents, bylaws, or other organisational documents, (b) in any material respect, any agreement, instrument, or contractual obligation to which such Party is bound, (c) any requirement of any Applicable Law, or (d) any order, writ, judgment, injunction, decree, determination, or award of any court or governmental agency presently in effect and applicable to such Party.

11.1.3	Consents

Other than as may be required to conduct Clinical Trials or to seek or obtain Regulatory Approvals or applicable regulatory materials, all consents, approvals and authorisations from all governmental authorities or other Third Parties required to be obtained by such Party in connection with this Agreement have been obtained.

11.1.4	Binding Agreement

This Agreement is a legal, valid, and binding obligation of such Party enforceable against it in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the

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availability of specific performance, and general principles of equity (whether enforceability is considered a proceeding at law or equity).

11.1.5	No Inconsistent Obligation

It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any material respect with the terms of this Agreement or that would impede the diligent and complete fulfilment of its obligations hereunder.

11.2	Additional Representations and Warranties of Bicycle

BicycleTx further represents and warrants to Novartis, as of the Effective Date, as follows:

11.2.1	Schedule 3 sets forth a complete and accurate list of all BicycleTx Background Patents existing as of the Effective Date that BicycleTx anticipates including in each Collaboration Program based on the terms of the Research Plan (the "Existing BicycleTx Patents") indicating the owner, licensor or co-owner(s) thereof if such Existing BicycleTx Patents are not solely owned by BicycleTx and, other than Patents that Cover the Platform IP, [***];

11.2.2	there are no judgments against BicycleTx or any of its Affiliates relating to the BicycleTx Background IP;

11.2.3	to BicycleTx’s knowledge, no Person is infringing or threatening to infringe or misappropriating or threatening to misappropriate the BicycleTx Background IP;

11.2.4	either BicycleTx or one of its Affiliates is the sole and exclusive owner of the entire right, title and interest in the Existing BicycleTx Patents and is listed in the records of the appropriate governmental agencies as the sole and exclusive owner of record or exclusive licensee for each registration, grant and application included in the Existing BicycleTx Patents;

11.2.5	to BicycleTx’s knowledge, the Existing BicycleTx Patents are valid and enforceable without any claims, challenges, oppositions, nullity actions, interferences, inter-partes re-examinations, inter-partes reviews, post-grant reviews, derivation proceedings, or other proceedings pending or threatened, and BicycleTx or one of its Affiliates has filed and prosecuted patent applications within the Existing BicycleTx Patents in good faith and complied with all duties of disclosure with respect thereto;

11.2.6	the Existing BicycleTx Patents are free of any encumbrance, lien, or claim of ownership by any Third Party and BicycleTx is entitled to grant the licences to

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Novartis specified herein and has not granted to any third Party any conflicting or inconsistent rights with respect to the Existing BicycleTx Patents;

11.2.7	to BicycleTx’s knowledge, [***];

11.2.8	all application, registration, maintenance, renewal fees, and other related fees in respect of the Existing BicycleTx Patents have been paid and all registration and renewal formalities are up-to-date;

11.2.9	to BicycleTx’s knowledge, [***];

11.2.10	BicycleTx has not initiated or been involved in any claims in which it alleges that any Third Party is or was infringing or misappropriating any Existing BicycleTx Patents or Know-How therein, nor have any such claims been threatened by BicycleTx, nor is BicycleTx aware of any valid basis for any such claims;

11.2.11	BicycleTx has not entered into a United States government funding relationship that would result in rights to any Licensed Compounds or Licensed Products residing in the United States Government, National Institutes of Health, National Institute for Drug Abuse or other agency, and the licences granted hereunder are not subject to overriding obligations to the United States Government as set forth in Public Law 96 517 (35 U.S.C. 200 204), or any similar obligations under the laws of any other country;

11.2.12	BicycleTx or its Affiliates have obtained [***];

11.2.13	all of BicycleTx’s or its Affiliates’ [***];

11.2.14	neither BicycleTx nor any of its employees, have ever been, or are currently the subject of a proceeding that could lead to it or such employees becoming, as applicable, debarred or disqualified under the FFDCA, and it does not, and will not during the Term, employ or use the services of any person who is debarred or disqualified for the purposes of this Agreement. If, during the Term, BicycleTx becomes aware of the debarment or disqualification or threatened debarment or disqualification of any Person providing services to

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BicycleTx, including BicycleTx itself or its or its Affiliate’s employees, performing hereunder, BicycleTx shall notify Novartis, and Novartis shall have the right, exercisable upon written notice given by Novartis in accordance with Clause 14 to terminate this Agreement.

11.3	Covenants of BicycleTx and Novartis

11.3.1	BicycleTx covenants and agrees that subject to Clause 14.8.1(b), except with respect to the conduct of the Research Activities under this Agreement and subject to Clause 5.3, BicycleTx shall not on its own, with its Affiliates, or with a Third Party (including by the grant of any licence), [***] (together, the "Exclusivity Obligations"):

(a)	[***]; or
(b)	[***],

(each of (a) and (b) being a "Competing Product").

The Exclusivity Obligations shall commence on the Effective Date and shall expire, [***].

11.3.2	BicycleTx covenants and agrees that subject to Clause 6.6, it will not grant to any Third Party, including any academic organisation or agency, any rights to the Licensed Compounds or Licensed Product.

11.3.3	In exercising its rights and performing its obligations under this Agreement, each Party shall:
(a)	not promise, offer, pay, cause to pay, accept payment or induce payment or take any action that could be considered a bribe; and

(b)	comply with all applicable laws and regulations, including those related to bribery and corruption (such as, but not limited to, the US Foreign Corrupt Practices Act, UK Bribery Act).

11.3.4	Novartis has put in place a Third Party Risk Management framework which is aimed at promoting the societal and environmental values of the United Nations Global Compact with specific third parties that Novartis deals with. In connection with the above, BicycleTx shall with regard to the activities under this Agreement:

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(a)	comply in all material respects with the Third Party Code attached at Schedule 7 to this Agreement; and

(b)	having regard to Section 12.6 of the Third Party Code, provide information/documentation on reasonable request to Novartis, its affiliated companies and respective representatives to allow Novartis to verify compliance with the Third Party Code in the form requested;

11.4	Additional Representations and Warranties of Novartis

Novartis represents and warrants to BicycleTx, as of the Effective Date, as follows:

11.4.1	All Novartis Background Patents existing as of the Effective Date that Novartis anticipates including in each Collaboration Program based on the terms of the Research Plan are listed in Schedule 4 (the "Existing Novartis Patents");

11.4.2	To Novartis' knowledge, there are no judgments against Novartis or any of its Affiliates relating to the Existing Novartis Patents or Novartis Background IP. No claim or litigation has been brought or threatened in writing by any Person alleging, that the Existing Novartis Patents are invalid or unenforceable;

11.4.3	To Novartis's knowledge, no Person is infringing or threatening to infringe or misappropriating or threatening to misappropriate the Existing Novartis Patents or Novartis Background IP;

11.4.4	Novartis is the sole and exclusive owner of the entire right, title and interest in the Existing Novartis Patents, and to Novartis' knowledge, such Existing Novartis Patents are free of any encumbrance, lien, or claim of ownership by any Third Party. Novartis has the right to grant the licences to BicycleTx as specified herein; and

11.4.5	To Novartis' knowledge, neither Novartis nor any of its employees, have ever been, or are currently the subject of a proceeding that could lead to it or such employees becoming, as applicable. debarred or disqualified under the U.S. Federal Food, Drug and Cosmetic Act, and it does not, and will not during the Term, employ or use the services of any person who is debarred or disqualified for the purposes of this Agreement. If, during the Term, Novartis becomes aware of the debarment or disqualification or threatened debarment or disqualification of any Person providing services to Novartis, including Novartis itself or its or its Affiliate’s employees performing hereunder, Novartis shall notify BicycleTx, and BicycleTx shall have the right, exercisable upon written notice given by BicycleTx in accordance with Clause 14 to terminate this Agreement.

11.5	Disclaimer Of Warranties

EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE

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VALIDITY OF ANY PATENTS OR THE NON- INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES. NOTHING IN THIS CLAUSE LIMITS OR EXCLUDES ANY LIABILITY FOR FRAUD.

12	Indemnification

12.1	Indemnification of Bicycle

Novartis shall indemnify, defend and hold harmless BicycleTx, its Affiliates and its and their respective directors, officers, employees, and agents (the "BicycleTx Indemnitees") from and against any and all losses, damages, liabilities, penalties, settlements, costs, taxes (including penalties and interest) and expenses (including reasonable attorneys' fees and other expenses of litigation) (collectively, "Losses") in connection with any and all suits, investigations, claims, or demands of Third Parties (collectively, "Third Party Claims") incurred by or rendered against the BicycleTx Indemnitees arising from or occurring as a result of: (a) the breach by Novartis or its Affiliates or Sublicensees of this Agreement or (b) the negligence or wilful misconduct on the part of Novartis or its Affiliates or Sublicensees or their respective directors, officers, employees, and agents in performing its or their obligations under this Agreement or (c) the Exploitation of any Licensed Compounds or Licensed Products by Novartis or its Affiliates or Sublicensees; except, in the case of (a) – (c), to the extent BicycleTx has an obligation to indemnify Novartis pursuant to Clause 12.2.

12.2	Indemnification of Novartis

BicycleTx shall indemnify, defend and hold harmless Novartis and its Affiliates and each of their respective directors, officers, employees, and agents (the "Novartis lndemnitees") from and against any and all Losses in connection with any and all Third Party Claims incurred by or rendered against the Novartis Indemnitees arising from or occurring as a result of: (a) the breach by BicycleTx or its Affiliates of this Agreement,

(b) the negligence or wilful misconduct on the part of BicycleTx or its Affiliates or their respective directors, officers, employees, and agents in performing its obligations under this Agreement or (c) the Development, Manufacture, or Commercialisation of any Terminated Asset or Terminated Target by or on behalf of BicycleTx or its Affiliates, or licensees; except, in the case of (a) – (c), to the extent Novartis has an obligation to indemnify BicycleTx pursuant to Clause 12.1.

12.3	Indemnification Procedure

12.3.1	All indemnification claims in respect of a Novartis Indemnitee or BicycleTx Indemnitee shall be made solely by Novartis or BicycleTx, respectively.

12.3.2	A Party seeking indemnification hereunder ("Indemnified Party") shall notify the other Party ("Indemnifying Party") in writing reasonably promptly after the assertion against the Indemnified Party of any Third Party Claim or on the Indemnified Party becoming aware of the fact in respect of which the Indemnified Party intends to base a claim for indemnification hereunder ("Indemnification Claim Notice"), but the failure or delay to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any obligation or liability that it may have to the Indemnified Party, except to the extent that the Indemnifying Party demonstrates with competent evidence that its ability to defend or resolve such Third Party Claim is adversely affected thereby. The

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Indemnification Claim Notice shall contain a description of the claim and the nature and amount of the Third Party Claim (to the extent that the nature and amount of such Third Party Claim is known at such time). Upon the request of the Indemnifying Party, the Indemnified Party shall furnish promptly to the Indemnifying Party copies of all correspondence, communications and official documents (including court documents) received or sent in respect of such Third Party Claim.

12.3.3	Subject to the provisions of Clauses 12.3.4 and 12.3.5, the Indemnifying Party shall have the right, upon written notice given to the Indemnified Party within [***] after receipt of the Indemnification Claim Notice to assume the defence and handling of such Third Party Claim, at the Indemnifying Party’s sole expense, in which case the provisions of Clause 12.3.4 below shall govern. The assumption of the defence of a Third Party Claim by the Indemnifying Party shall not be construed as acknowledgement that the Indemnifying Party is liable to indemnify any indemnitee in respect of the Third Party Claim, nor shall it constitute a waiver by the Indemnifying Party of any defences it may assert against any Indemnified Party’s claim for indemnification. In the event that it is ultimately decided that the Indemnifying Party is not obligated to indemnify or hold an indemnitee harmless from and against the Third Party Claim, the Indemnified Party shall reimburse the Indemnifying Party for any and all costs and expenses (including attorneys’ fees and costs of suit) and any losses incurred by the Indemnifying Party in its defence of the Third Party Claim. If the Indemnifying Party does not give written notice to the Indemnified Party, within [***] after receipt of the Indemnification Claim Notice, of the Indemnifying Party’s election to assume the defence and handling of such Third Party Claim, the provisions of Clause 12.3.5 shall govern.

12.3.4	Upon assumption of the defence of a Third Party Claim by the Indemnifying Party: (i) the Indemnifying Party shall have the right to and shall assume sole control and responsibility for dealing with the Third Party Claim; (ii) the Indemnifying Party may, at its own cost, appoint as counsel in connection with conducting the defence and handling of such Third Party Claim any law firm or counsel reasonably selected by the Indemnifying Party; (iii) the Indemnifying Party shall keep the Indemnified Party informed on a regular basis of the status of and key developments in relation to such Third Party Claim; and (iv) the Indemnifying Party shall have the right to settle the Third Party Claim on any terms the Indemnifying Party chooses; provided, however, that it shall not, without the prior written consent of the Indemnified Party, agree to a settlement of any Third Party Claim which could lead to liability or create any financial or other obligation on the part of the Indemnified Party for which the Indemnified Party is not entitled to indemnification hereunder or which admits any wrongdoing or responsibility for the claim on behalf of the Indemnified Party or which affects the business of or any rights granted under this Agreement to the Indemnified Party. The Indemnified Party shall cooperate with the Indemnifying Party and shall be entitled to participate in, but not control, the defence of such Third Party Claim with its own counsel and at its own expense. In particular, the Indemnified Party shall furnish such records, information and testimony, provide witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably

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requested in connection therewith. Such cooperation shall include access during normal business hours by the Indemnifying Party to, and reasonable retention by the Indemnifying Party of, records and information that are reasonably relevant to such Third Party Claim, and making the Indemnifying Party and its and their employees and agents available on a mutually convenient basis to provide additional information and explanation of any records or information provided.

12.3.5	If the Indemnifying Party does not give written notice to the Indemnified Party as set forth in Clause 12.3.3 or fails to conduct the defence and handling of any Third Party Claim in good faith after having assumed such, the Indemnified Party may, at the Indemnifying Party’s expense, select counsel reasonably acceptable to the Indemnifying Party in connection with conducting the defence and handling of such Third Party Claim and defend or handle such Third Party Claim in such manner as it may deem appropriate. In such event, the Indemnified Party shall keep the Indemnifying Party timely apprised of the status of and key developments in relation to such Third Party Claim and shall not settle such Third Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. If the Indemnified Party defends or handles such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party, at the Indemnified Party’s request but at no expense to the Indemnified Party, and shall be entitled to participate in, but not control the defence and handling of such Third Party Claim with its own counsel and at its own expense. In particular, the Indemnifying Party shall furnish such records, information and testimony, provide witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access, upon reasonable notice and during normal business hours by the Indemnified Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making the Indemnifying Party and its and their employees and agents available on a mutually convenient basis to provide additional information and explanation of any records or information provided.

12.4	Mitigation of Loss

[***].

12.5	Limitation of Liability

NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES INCLUDING FOR ANY INDIRECT ECONOMIC LOSS OR INDIRECT LOSS OF PROFITS SUFFERED BY THE OTHER PARTY, EXCEPT TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES

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INDEMNIFICATION UNDER THIS CLAUSE 12 OR TO THE EXTENT THAT ANY SUCH DAMAGES ARISE FROM A PARTY’S BREACH OF ITS OBLIGATIONS PURSUANT TO CLAUSE 9 OR CLAUSE 11.3.1.

13	Insurance

Each Party shall maintain, at its own expense, commercial general liability insurance and other appropriate insurance in an amount consistent with sound business practice and reasonable in light of its obligations under this Agreement. Each Party shall maintain such insurance for the period commencing promptly after the Effective Date for the duration of the Term. Each Party shall provide a certificate of its general liability insurance evidencing such coverage to the other Party upon written request. It is understood that such insurance shall not be construed to create any limit of either Party’s obligations or liabilities with respect to its indemnification obligations under this Agreement.

14	Term and Termination

14.1	Term

This Agreement shall commence on the Effective Date and, unless earlier terminated in accordance herewith, shall, subject to Clause 14.9.2, continue in force and effect, until, on a Licensed Product-by-Licensed Product and country-by-country basis, upon the expiration of the Therapeutic Product Royalty Term or the Diagnostic Product Royalty Term (as applicable) with respect to such Licensed Product in such country or in its entirety upon expiration of the last to expire of the Therapeutic Product Royalty Term or the Diagnostic Product Royalty Term (as applicable) in all countries of the Territory (such period, the "Term"). On the expiration of the Term pursuant to this Clause 14 for a particular Licensed Product (as applicable), on a country-by-country basis, the licence grant to Novartis in Clause 6.1.2 shall become non-exclusive, fully-paid, royalty-free, transferable, perpetual and irrevocable with respect to such Licensed Product (as applicable) in such country.

14.2	Termination by either Party for Material Breach

14.2.1	If either Novartis or BicycleTx is in material breach of this Agreement, the non- breaching Party may give written notice to the breaching Party specifying the claimed particulars of such breach, and in the event such material breach is not cured within [***] after the breaching Party’s receipt of such notice, the non-breaching Party shall have the right thereafter to terminate this Agreement, in its entirety or in respect of the particular Target to which the relevant material breach relates, immediately by giving written notice to the breaching Party to such effect; provided, however, that if such breach is capable of being cured but cannot be cured within such [***] period and the breaching Party initiates actions to cure such breach within such period and thereafter diligently pursues such actions, the breaching Party shall have such additional period as is reasonable in the circumstances to cure such breach.

14.2.2	In the event that arbitration is commenced in accordance with Clause 15.5.2 with respect to any alleged breach hereunder, no purported termination of this Agreement pursuant to Clause 14.2.1 shall take effect until the resolution of

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such arbitration. Any termination by any Party under this Clause 14.2 and the effects of termination provided herein, shall be without prejudice to any damages or other legal or equitable remedies to which it may be entitled.

14.2.3	A notice of termination by Novartis pursuant to this Clause 14.2 shall include Novartis' decision in respect of its rights under Clause 14.7.
14.3	Termination by either Party for Insolvency

Either BicycleTx or Novartis may terminate this Agreement immediately on written notice to the other Party if an Insolvency Event occurs in relation to the other Party. In any event when a Party first becomes aware of the likely occurrence of any Insolvency Event in regard to that Party, it shall promptly so notify the other Party in sufficient time to give the other Party sufficient notice to protect its interests under this Agreement. A notice of termination by Novartis pursuant to this Clause 14.3 shall include Novartis' decision in respect of its rights under Clause 14.7.

14.4	Novartis' Termination Rights

14.4.1	Novartis may terminate this Agreement upon written notice to BicycleTx in the event BicycleTx rejects this Agreement under Section 365 of the Bankruptcy Code or under any similar laws in any other country in the Territory.

14.4.2	Novartis may terminate this Agreement with respect to a Target upon [***] written notice to BicycleTx where Novartis determines that a safety or regulatory issue exists which would have a material adverse effect on the Development, Manufacture, or Commercialisation of any Licensed Compound or Licensed Product with respect to that Target.

14.4.3	Novartis may terminate this Agreement without cause at any time in its entirety or on a Licensed Product-by-Licensed Product or country-by-country or Target- by-Target basis on [***] prior written notice.

14.4.4	A notice of termination by Novartis pursuant to Clause 14.4.1 shall include Novartis' decision in respect of its rights under Clause 14.7.
14.5	BicycleTx’s Termination Right for no Declaration of Development Candidate

BicycleTx may terminate this Agreement, on a Target-by-Target basis, upon [***] prior written notice to Novartis, if Novartis has not made a Declaration of Development Candidate for that Target by the [***] of the Research Activities Commencement Date for that Target.

14.6	Termination by BicycleTx for Patent Challenge

BicycleTx shall have the right to terminate this Agreement in its entirety if Novartis or any of its Affiliates or Sublicensees commences a Patent Challenge of any Patents contained within the BicycleTx Technology (or assists any Third Party with regard to such Patent Challenge), unless such Patent Challenge is withdrawn within [***] after receiving a written notice from BicycleTx. Novartis shall include in its agreements with its Affiliates and its Sublicensees a provision stating that if such Affiliate or such Sublicensee or any of its Affiliates initiate or engage in such a Patent Challenge, and such Patent Challenge is not withdrawn within [***] after receiving a

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written notice from BicycleTx or Novartis, the relevant sub-licence shall automatically terminate. Notwithstanding the foregoing, the provisions of this Clause 14.6 shall not apply if Novartis or its Affiliates:

14.6.1	asserts invalidity, non-infringement or unenforceability as a defence in any court or administrative proceeding as a result of BicycleTx or its Affiliates asserting infringement by Novartis or its Affiliates of BicycleTx Technology licensed to Novartis hereunder; or

14.6.2	licenses a product for which the licensor has an existing Patent Challenge, whether in a court or administrative proceeding, against a Patent licensed to Novartis hereunder, or where such licensor asserts invalidity, non-infringement or unenforceability as a defence in any court or administrative proceeding as a result of BicycleTx or its Affiliates asserting infringement by the licensor of a Patent licensed to Novartis hereunder.

14.7	Effects of Termination by Novartis for Cause or Insolvency

14.7.1	In the event Novartis is entitled to terminate this Agreement pursuant Clause

14.2 (Material Breach), Clause 14.3 (Insolvency) or Clause 14.4.1 (Rejection of Bankruptcy Code) either in its entirety or in respect of a particular Target, Novartis may decide, at its sole option either:

(a)	to terminate this Agreement, in which case all licensed rights granted by BicycleTx to Novartis pursuant to Clause 6.1 and by Novartis to BicycleTx pursuant to Clause 6.2 and all other rights granted by BicycleTx or Novartis to the other Party pursuant to this Agreement (other than the licences under Clause 6.1.3 and Clause 6.1.4) shall terminate; provided that if the Exclusivity Obligations are still in effect as of the effective date of such termination, then such Exclusivity Obligations shall continue with respect to such Terminated Target for [***] after the effective date of such termination; or

(b)	[***]:

(i)	[***];

(ii)	[***]; and
(iii)	[***].

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14.8	Effects of Termination by BicycleTx or by Novartis Without Cause

14.8.1	In the event a Declined Target has been substituted pursuant to Clause 2.8, or in the event that BicycleTx terminates this Agreement pursuant to Clause 14.2 (Material Breach), Clause 14.3 (Insolvency) Clause 14.5 (No Declaration of Development Candidate), Clause 14.6 (Patent Challenge), or Novartis terminates this Agreement pursuant to Clause 14.4.2 or Clause 14.4.3 either in its entirety or, where applicable, in respect of a particular Target:

(a)	all licensed rights granted by BicycleTx to Novartis pursuant to Clause

6.1 and by Novartis to BicycleTx pursuant to Clause 6.2 and all other rights granted by BicycleTx or Novartis to the other Party pursuant to this Agreement (other than the licences under Clause 6.1.3 and Clause 6.1.4) shall terminate; provided that any sublicence granted by Novartis under the licence set forth in Clause 6.1.2 in the applicable terminated Territory or with respect to the applicable Terminated Target shall survive the termination of this Agreement and become a direct licence from BicycleTx to such Sublicensee, except in the case of termination for cause by BicycleTx pursuant to Clause 14.2 and such Sublicensee caused such uncured material breach of this Agreement, and provided further that BicycleTx shall have no obligations under such sublicence beyond its obligations set forth in this Agreement;

(b)	the Exclusivity Obligations under Clause 11.3.1 shall terminate with respect to the Terminated Target(s);

(c)	the licence granted to BicycleTx pursuant to Clause 6.4 shall continue in full force and effect.

(d)	if the termination occurs with respect to a Terminated Target [***]. For clarity, (i) nothing in this Clause shall place any obligation on Novartis to grant any such licence, and (ii) the grant of any such licence shall be at the sole discretion of Novartis.

(e)	if the termination occurs with respect to a Terminated Target [***].

14.9	Financial Effects of Expiry or Termination and Survival

Upon termination or expiry of this Agreement for any reason, on a Target-by-Target, basis:

14.9.1	after the date of termination or expiry (as applicable), Novartis shall pay all amounts payable to BicycleTx hereunder that have accrued but have not been paid as of the date of termination or expiry (as applicable) within [***] of receipt of an Invoice from BicycleTx for such amounts; and

14.9.2	such termination or expiry (as applicable) shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement. Without limiting the foregoing, the following Clauses of this Agreement shall survive the termination or expiration of this Agreement for any reason: Clauses 1, 6.1.3, 6.1.4, 6.1.6, 6.3, 6.4, 6.9, 7.7 - 7.11, 8.1, 8.2,

8.3.2, 8.8, 9, 12, 14, 15.4 - 15.18 and Schedule 6. If this Agreement is

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terminated with respect to a Terminated Target but not in its entirety, then following such termination the foregoing provisions of this Agreement shall remain in effect with respect to the Terminated Target, as applicable (to the extent they would survive and apply in the event the Agreement expires or is terminated in its entirety), and all provisions not surviving in accordance with the foregoing shall terminate upon termination of this Agreement with respect to the Terminated Target and be of no further force and effect (and, for purposes of clarity, all provisions of this Agreement shall remain in effect with respect to the Target other than the Terminated Target).

14.10	Rights in Bankruptcy

14.10.1	Applicability of 11 U.S.C. § 365(n)

All rights and licences in Intellectual Property granted under or pursuant to this Agreement, including all rights and licences to use improvements or enhancements developed during the Term, are intended to be, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the "Bankruptcy Code") or any analogous provisions in any other country or jurisdiction, licences of rights to "intellectual property" as defined under Section 101(35A) of the Bankruptcy Code. The Parties agree that the licensee of Intellectual Property under this Agreement shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code, including

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Section 365(n) of the Bankruptcy Code, or any analogous provisions in any other country or jurisdiction. All of the rights granted to either Party under this Agreement shall be deemed to exist immediately before the occurrence of any bankruptcy case in which the other Party is the debtor. The foregoing provisions are subject to Applicable Law and without prejudice to any rights either Party or any Third Party may have arising under the Bankruptcy Laws or other Applicable Law.

14.10.2	Rights of non-Debtor Party in Bankruptcy

If a bankruptcy proceeding is commenced by or against either Party under the Bankruptcy Code or any analogous provisions in any other country or jurisdiction, the non-debtor Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any Intellectual Property and all embodiments of such Intellectual Property, which, if not already in the non- debtor Party's possession, shall be delivered to the non-debtor Party within [***] of such request; provided, that the debtor Party is excused from its obligation to deliver the Intellectual Property to the extent the debtor Party continues to perform all of its obligations under this Agreement and the Agreement has not been rejected pursuant to the Bankruptcy Code or any analogous provision in any other country or jurisdiction.[***].

14.11	Termination Not Sole Remedy

Termination is not the sole remedy under this Agreement and, whether or not termination is effected and notwithstanding anything contained in this Agreement to the contrary, all other remedies shall remain available except as agreed to otherwise in this Agreement.

15	Miscellaneous

15.1	Force Majeure

In the event that either Party is prevented from performing its obligations under this Agreement as a result of any events beyond its reasonable control ("Force Majeure"), including any actions of governmental authorities or agencies, war, hostilities between nations, civil commotions, riots, national industry strikes, lockouts, sabotage, shortages in supplies, energy shortages, pandemics, fire, floods and acts of nature such as typhoons, hurricanes, earthquakes, or tsunamis and which the non-performing Party has been unable to overcome by the exercise of its due diligence and reasonable efforts to avoid or minimise its effect, the Party so affected shall not be responsible to the other Party for any delay or failure of performance of its obligations hereunder except for a payment obligation, for so long as Force Majeure prevents such performance. In the event of Force Majeure, the Party immediately affected thereby shall give prompt written notice to the other Party within [***] of such occurrence specifying the Force Majeure event complained of, and shall use Commercially Reasonable Efforts to resume performance of its obligations as quickly as possible.

15.2	Export Control

This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on

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the Parties from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export licence or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with Applicable Law.

15.3	Assignment

15.3.1	Neither Party may assign this Agreement or any of its rights or obligations hereunder without the other Party’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed except that either Party may:
(a)assign its rights or obligations under this Agreement or any part hereof to one or more of its Affiliates, provided that if the entity to which this Agreement is assigned ceases to be an Affiliate of the assigning Party, this Agreement will be automatically assigned back to the assigning Party or its successor; or (b) assign this Agreement in its entirety to a successor to all or substantially all of its business or assets to which this Agreement relates. Any permitted assignee will assume all obligations of its assignor under this Agreement (or related to the assigned portion in case of a partial assignment). Notwithstanding the foregoing, all rights to know-how, Patents, materials and other Intellectual Property Controlled by a Third Party permitted assignee of a Party (or any of such Third Party's Affiliates immediately prior to the effective date of such assignment) immediately prior to such assignment shall be automatically excluded from the rights licensed or granted to the other Party under this Agreement. Any attempted assignment in contravention of the foregoing will be null and void. Subject to the terms of this Agreement, this Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

15.3.2	In relation to a Change of Control of BicycleTx, any and all Intellectual Property Controlled by any new Affiliate immediately prior to the effective date of such Change of Control transaction shall be excluded from BicycleTx Background IP and BicycleTx Background Patents for the purposes of this Agreement and shall be excluded from any licence or rights granted from BicycleTx to Novartis herein.

15.4	Severability

If any provision or part provision of this Agreement is held to be or becomes illegal, invalid, or unenforceable under any current applicable law, it is the intention of the Parties that it shall be deemed deleted, but the remainder of this Agreement shall not be affected thereby. If any provision or part-provision of this Agreement is deemed deleted under Clause 15.4, the Parties shall negotiate in good faith to agree a replacement provision that, to the greatest extent possible, achieves the intended commercial result of the original provision.

15.5	Dispute Resolution

Any dispute or claim (including non-contractual disputes or claims) arising out of or relating to this Agreement that has not been resolved at the JSC or otherwise under the terms of this Agreement, including the determination of the scope or applicability of this

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Clause 15.5, or any document or instrument delivered in connection herewith (a "Dispute"), shall be resolved pursuant to this Clause 15.5.

15.5.1	Referral to Alliance Managers and Senior Officers

In the event of a dispute under this Agreement, the Parties will refer the dispute to the Alliance Managers for discussion and resolution. If the Alliance Managers are unable to resolve such a dispute within [***] of the dispute being referred to them, either Party may require that the Parties forward the matter to the Senior Officers, who shall attempt in good faith to resolve such dispute. If the Senior Officers cannot resolve such dispute within [***] of the matter being referred to them, either Party shall be free to initiate the arbitration proceedings outlined in Clause 15.5.2.

15.5.2	Arbitration

(a)	Any disputes between the Parties relating to, arising out of or in any way connected with this Agreement or any term or condition hereof, or the performance by either Party of its obligations hereunder, whether before or after termination of this Agreement, that remain unresolved pursuant to Clause 15.5.1 may only be resolved by final and binding arbitration. Whenever a Party decides to institute arbitration proceedings, it will give written notice to that effect to the other Party (the "Arbitration Notice"). Arbitration will be held in New York City, New York, USA, in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA"). The arbitration will be conducted by a panel of three arbitrators appointed in accordance with AAA rules; provided that each Party will within [***] after the Arbitration Notice appoint an arbitrator, and such arbitrators will together, within [***] after their appointment, select a third arbitrator as the chair of the arbitration panel, and each arbitrator will have (a) dispute resolution experience (including judicial experience) and (b) significant legal or business experience in the biopharmaceutical industry. If the two initial arbitrators are unable to select a third arbitrator within such [***] period, the third arbitrator will be appointed in accordance with AAA rules. The arbitrators will render their opinion and the written resolution and award within [***] of the final arbitration hearing (the "Award"). Nothing contained herein will be construed to permit the arbitrators to award damages excluded pursuant to Clause 12.5 and any Award that purports to award such damages is expressly prohibited and void. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in another language shall be submitted in English translation accompanied by the original or a true copy thereof. Decisions of the panel of arbitrators will be final and binding on the Parties. Judgment on the Award so rendered may be entered in any court of competent jurisdiction and the Parties undertake to carry out any Award without delay.

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(b)	Subject to Clause 15.5.2(c), each Party shall bear its own attorneys’ fees, costs and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the arbitration.

(c)	The prevailing Party, as determined by the arbitrators, shall be entitled to: (a) its share of fees and expenses of the arbitrators; and (b) its reasonable attorneys’ fees and associated costs and expenses as determined by the arbitrators. In determining which Party "prevailed", the arbitrators shall consider: (i) the significance, including the financial impact, of the claims prevailed upon; and (ii) the scope of claims prevailed upon, in comparison to the total scope of the claims at issue. If the arbitrators determine that, given the scope of the arbitration, neither Party "prevailed," the arbitrators shall order that the Parties: (A) share equally the fees and expenses of the arbitrators; and (B) bear their own attorneys’ fees and associated costs and expenses.

(d)	At the request of either Party, the arbitrators shall enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings.

(e)	Notwithstanding the foregoing, either Party may apply to any court of competent jurisdiction for any immediate injunctive or other interim relief in the event that a Party reasonably requires relief on a more expedited basis than would be possible pursuant to the procedure set forth in this Clause 15.5.

Notwithstanding Clause 15.5.2(a), any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any Patents covering the manufacture, use, importation, offer for sale or sale of any Licensed Compound or Licensed Products or of any Trademark rights relating to any Licensed Products shall be submitted to a court of competent jurisdiction in the country in which such Patent or Trademark rights were granted or arose.

15.6	Governing Law, Jurisdiction and Service

15.6.1	Governing Law; Jurisdiction

This Agreement and its effect are subject to and shall be construed and enforced in accordance with the law of the State of New York, without regard to its conflicts of laws.

15.6.2	Service

Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Clause 15.7.2 shall be effective service of process for any action, suit, or proceeding brought against it under this Agreement in any such court.

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15.7	Notices

15.7.1	Notice Requirements

Unless otherwise agreed by the Parties or specified in this Agreement, all notices, requests and communications between the Parties, and all written documentation to be prepared and provided under, this Agreement shall be in writing in the English language and shall be (a) personally delivered; (b) sent by registered or certified mail; (c) sent by international express courier service providing evidence of receipt (e.g., Federal Express), or (d) by email, where applicable to the following addresses of the Parties, or such other address for a Party as may be specified in writing pursuant to this Clause 15.7.

15.7.2	Address for Notice.

If to Novartis, to:

[***]

with a copy (which shall not constitute notice) to:

[***]

and

[***]

If to BicycleTx, to:

[***]

with a copy (which shall not constitute notice) to:

[***]

15.8	Entire Agreement; Amendments

This Agreement, together with the Schedules attached hereto, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understandings, promises, and representations, whether written or oral, with respect thereto are superseded hereby. Each Party acknowledges that, in agreeing to enter into this Agreement, it has not relied on any express or implied representation, warranty, collateral contract or other assurance except those set out in this Agreement. Nothing in this Clause 15.8 limits or excludes any liability for fraud. No amendment, modification, release, or discharge with respect to this Agreement shall be binding upon the Parties unless in writing and duly executed by authorised representatives of both Parties.

15.9	English Language

This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

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15.10	Waiver and Non-Exclusion of Remedies

Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

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15.11	No Benefit to Third Parties

Except as provided in Clause 12, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any other Persons.

15.12	Further Assurance

Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done all such other acts as may be necessary or appropriate to carry out and give full effect to this Agreement.

15.13	Relationship of the Parties

It is expressly agreed that the relationship of the Parties is that of independent contractors, and nothing in this Agreement shall be construed to create a partnership, joint venture, franchise, employment, or agency relationship including for all tax purposes, between the Parties. Neither Party shall be considered the agent of the other Party for any purpose whatsoever and neither Party shall have the authority to enter into any contract or assume any obligation for the other Party or to make any statements, representations or warranty, or commitments of any kind, or to take any action, on behalf of the other Party. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party. The Parties (and any successor, assignee, transferee, or Affiliate of a Party) shall (a) use Commercially Reasonable Efforts to structure the arrangement and activities contemplated by this Agreement to avoid the arrangement contemplated by this Agreement being treated as a partnership that is engaged in a "United States trade or business" for United States tax purposes and (b) not treat or report the relationship between the Parties arising under this Agreement as a partnership for United States tax purposes, without the prior written consent of the other Party unless required by a final "determination" as defined in Section 1313 of the United States Internal Revenue Code of 1986, as amended.

15.14	Performance by Affiliates

Each Party may use [***] or more of its Affiliates to perform its obligations and duties hereunder and such Affiliates are expressly granted certain rights herein to perform such obligations and duties; provided that each such Affiliate shall be bound by the corresponding obligations of such Party; and provided further that the assigning Party, subject to an assignment to such Affiliate pursuant to Clause 15.3, shall remain liable hereunder for the prompt payment and performance of its obligations hereunder.

15.15	Counterparts; Electronic Execution

This Agreement may be executed in [***] or more counterparts, each of which shall be deemed an original, but all of which together shall constitute [***] and the same instrument. This Agreement may be executed by electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.

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15.16	References

Unless otherwise specified, (a) references in this Agreement to any Clause or Schedule shall mean references to such Clause or Schedule of this Agreement, and (b) references to any agreement, instrument, or other document in this Agreement refer to such agreement, instrument, or other document as originally executed or, if subsequently amended, replaced, or supplemented from time to time, as so amended, replaced, or supplemented and in effect at the relevant time of reference thereto.

15.17	Order of Precedence

In the event of a conflict or inconsistency between the terms set forth in the body of this Agreement and any schedules or other attachments hereto, the terms of the body of this Agreement shall control.

15.18	Construction

The terms of this Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic, or otherwise. Accordingly, the terms of this Agreement will be interpreted and construed in accordance with their usual and customary meanings, and each Party hereby waives the application in connection with the interpretation and construction of this Agreement of any rule of law to the effect that ambiguous or conflicting terms contained in this Agreement will be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement. Except as otherwise explicitly specified to the contrary, (a) the word "including" (in its various forms) means "including without limitation", (b) the words "will" and "shall" have the same meaning, (c) references to a particular statute or regulation include all rules and regulations thereunder and any predecessor or successor statute, rules or regulation, in each case as amended or otherwise modified from time to time, (d) words in the singular or plural form include the plural and singular form, respectively, (e) references to a particular person include such person’s successors and assigns to the extent not prohibited by this Agreement, (f) unless otherwise specified, "$" is in reference to United States dollars, (g) the headings contained in this Agreement, in any exhibit, appendix, or schedule to this Agreement are for convenience only and will not in any way affect the construction of or be taken into consideration in interpreting this Agreement, (h) the word "or" means "and/or" unless the context dictates otherwise because the subjects of the conjunction are mutually exclusive, (i) the words "herein", "hereof", and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Clause or other subdivision, and (j) all references to days mean calendar days, unless otherwise specified.

[SIGNATURE PAGE FOLLOWS]

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THIS COLLABORATION AND LICENCE AGREEMENT is executed by the authorised representatives of the Parties as of the Effective Date.

BICYCLETX LIMITED

By: /s/ Kevin Lee

Name: Kevin Lee

Title: CEO

NOVARTIS PHARMA AG

By: /s/ Yves Kesch

Name: Yves Kesch

Title: Senior Legal Counsel

By: /s/ Petra Grohmann-Moesching

Name: Petra Grohmann-Moesching

Title: Head Finance NIBR Europe

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Schedule 1. Targets

[***]

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Schedule 2. Research Plan

[***]

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Schedule 3. BicycleTx Trademarks and BicycleTx Existing Patents

[***]

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Schedule 4. Existing Novartis Patents

[***]

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Schedule 5. Approved CDMOs and Third Party Service Providers

[***]

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Schedule 6. Baseball Arbitration

[***]

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Schedule 7. Third Party Code of Novartis

[***]

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit A. Pro Forma Invoice

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US 173051874v18

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit B. BicycleTx Press Release

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US 173051874v18